UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 04345 )

Exact name of registrant as specified in charter: Putnam Tax Free Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: July 31, 2007

Date of reporting period: August 1, 2006— January 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam AMT-Free Insured Municipal Fund

1|31|07

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing
what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
AMT-Free Insured
Municipal Fund

1| 31| 07
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

Although the global economy continues to move forward, it has become apparent over the past few months that certain sectors of the U.S. economy may have slowed somewhat. We consequently consider slower job growth and perhaps a rise in the unemployment rate as possible developments for 2007. On the other hand, since the Federal Reserve (the Fed) stopped raising interest rates, stock prices have moved higher, bond yields have remained relatively low, and the weaker dollar appears to be making U.S. exports more competitive. With the benefit of this financial cushion, we believe 2007 may hold the potential for a renewed economic expansion.

As you may have heard, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings expected to be held in May 2007. Proxy solicitation materials related to these meetings, which provide detailed information regarding the proposed transaction, were recently mailed. The transaction is currently expected to be completed by the middle of 2007.

Putnam’s team of investment and business professionals will continue to be led by Putnam President and Chief Executive Officer Ed Haldeman. Your Trustees have been actively involved through every step of the discussions, and we will continue in our role of overseeing the Putnam funds on your behalf.

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We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is the founding Chairman of the Boston Options Exchange and currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of Northeast Utilities.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended January 31, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam AMT-Free Insured Municipal Fund:
seeking high current income free from federal taxes

Municipal bonds have long been popular investments because they provide income exempt from federal tax, though capital gains are taxable. Putnam AMT-Free Insured Municipal Fund seeks income exempt from traditional income tax as well as from the alternative minimum tax, or AMT.

The AMT is a federal tax that operates in tandem with the regular income tax system. Taxpayers subject to the AMT must pay a larger amount in tax determined by AMT rules — and the difference can be thousands of dollars for many with household incomes above $150,000. It is estimated that by 2010, nearly every household with an income of $100,000 or more will be paying the AMT, unless the federal government changes the law.

If you are subject to the AMT, investments that could increase your tax liability include private-activity municipal bonds, which back development projects such as housing and resource recovery projects.

Putnam AMT-Free Insured Municipal Fund aims to serve investors subject to the AMT. The fund seeks to avoid bonds whose income would be taxable under AMT rules, though income may be subject to state taxes.

The fund’s portfolio team of four professionals, with a combined 55 years of experience, researches the municipal market to avoid buying bonds subject to the AMT. Pursuing the fund’s mandate, they also keep the fund invested in high-quality bonds, favoring bonds that are insured or carry AAA ratings, or whose payments are backed by U.S. Treasuries. The team’s goal is to provide an attractive level of income exempt from all federal taxes.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult your tax advisor for more information. Shares of this fund are not insured, and their prices will fluctuate with market conditions.

Understanding the AMT

The AMT is a separate, parallel federal income tax system, with two marginal tax rates, 26% and 28%, and different exemption amounts.

Under AMT rules, certain exclusions, exemptions, deductions, and credits that would reduce your regular taxable income are not allowed. You must “adjust” your regular taxable income to arrive at your alternative minimum taxable income (AMTI). Then, after subtracting your AMT exemption amount, if your AMT liability is greater than your regular tax liability, you must pay both your regular tax and the difference. It’s important to understand that a higher level of income will not necessarily cause you to owe AMT. Rather, it is the relationship between your income and various trigger items, such as credits and deductions, that determines your AMT liability.

Managing this relationship can help avoid a costly surprise at tax time. Any number of items may trigger the tax, but large capital gains, personal exemptions, and deductions are the worst culprits.

Putnam AMT-Free Insured Municipal Fund invests mainly in bonds that are insured as to payment of principal and interest, escrowed by securities guaranteed by the U.S. government, and/or rated AAA (or the equivalent), which is the highest credit rating available. The fund is intended — and may be appropriate — for investors seeking high current income free from federal income tax.

Highlights

• For the six-month period ended January 31, 2007, Putnam AMT-Free Insured Municipal Fund’s class A shares returned 2.54% without sales charges.

• The fund’s benchmark, the Lehman Municipal Bond Index, returned 3.06% .

• The average return for the fund’s Lipper category, Insured Municipal Debt Funds, was 2.68% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance

Total return for class A shares for periods ended 1/31/07

Since the fund’s inception (9/9/85), average annual return is 6.62% at NAV and 6.43% at POP.*

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	4.85%	4.45%	60.57%	54.60%

5 years	4.40	3.60	24.00	19.34

3 years	3.15	1.85	9.76	5.64

1 year	3.20	-0.60	3.20	-0.60

6 months	—	—	2.54	-1.26

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at POP reflect a maximum sales charge of 3.75% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply.

* Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares, adjusted for the applicable sales charge, but not adjusted to reflect the lower operating expenses of class A shares.

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Report from the fund managers

The period in review

The bond market rallied during the six-month period ended January 31, 2007. The Fed’s August 2006 decision to pause in its two-year campaign of interest-rate tightening fueled the rally, as did continued evidence of relatively benign inflation. However, in the final months of the period, surprisingly solid economic growth prompted investor concern about the possibility of an interest-rate increase on the part of the Fed. In this environment, your fund’s results at net asset value (NAV, or without sales charges) lagged the results of its benchmark and were in line with the average return of funds in its Lipper peer group. The fund’s defensive duration strategy, intended to protect the value of the portfolio in the face of rising interest rates, was a primary contributor to its underperformance relative to its benchmark, as interest rates actually fell modestly. In addition, the benchmark includes bonds from all tiers of the investment-grade portion of the municipal bond market, and during the period, bonds from the lower-quality tiers delivered stronger performance than the highest-quality, insured securities that make up the fund’s portfolio.

Market overview

Just as the fiscal year began in August 2006, the Fed suspended its credit-tightening program, which had produced 17 successive increases in the federal funds rate since June 30, 2004. Over the course of the past six months, the Fed has held this benchmark rate —the rate for overnight loans between banks — steady at 5.25% . Recent statements from the Federal Open Market Committee, the Fed’s policy-setting panel, indicate that future rate decisions will depend on whether inflation remains in check.

As the market responded to the Fed’s pause, bond yields declined across the maturity spectrum. This resulted in an impressive rally, especially among long-term bonds. In fact, because yields on longer-term bonds declined more than yields on shorter-term bonds, the yield curve — a graphical representation of

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how yields of comparable-quality bonds differ by maturity range — flattened. A flatter yield curve means a smaller yield differential between long-term and short-term bonds. Tax-exempt bonds with shorter maturities underperformed taxable bonds in comparable maturity ranges, but long-term tax-exempt bonds outperformed comparable taxable bonds modestly.

A generally robust economy, coupled with solid demand from buyers searching for higher yields, contributed to the strong relative performance of lower-rated bonds. Among uninsured bonds in general and especially bonds rated Baa and below, yield spreads tightened as lower-rated bonds performed better than higher-rated bonds. Non-rated bonds also rallied.

Market sectors that performed particularly well during the period included airline-related industrial development bonds (IDBs); securities issued by hospitals, utilities, and long-term care facilities; and land-secured bonds. Tobacco settlement bonds, meanwhile, underperformed other credit-sensitive sectors modestly, but still outperformed higher-rated bonds.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) portfolio duration relative to the fund’s benchmark and Lipper peer group. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 1/31/07.

Bonds

Lehman Municipal Bond Index (tax-exempt bonds)	3.06%

Lehman Aggregate Bond Index (broad bond market)	3.65%

Lehman GNMA Index (Government National Mortgage Association bonds)	3.70%

Lehman Global Aggregate Bond Index (international bonds)	2.21%

Equities

S&P 500 Index (broad stock market)	13.75%

Russell 2000 Index (small-company stocks)	14.95%

MSCI EAFE Index (international stocks)	14.33%

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rates rise, but it can reduce appreciation potential when rates fall. Our strategy detracted moderately from results, since bonds with longer maturities generally outperformed those with shorter maturities. In light of the changing interest-rate environment, by the end of the period we had extended the fund’s duration from its shortest point achieved mid-period but still maintained a slightly short position relative to our benchmark.

We have increased our use of derivative securities, such as interest-rate swap contracts, to execute the fund’s investment strategy. By enabling two parties to exchange, or swap, interest-rate payments at a future date, these contracts give us more control over the fund’s exposure to the upward and downward movement of interest rates without requiring an exchange of principal. The use of these derivatives lets us take positions that reflect our views on yield curve trends without needing to sell bonds we would like to retain and can also reduce the fund’s transaction costs. This, in turn, increases our flexibility in managing the fund. During the period, our interest-rate swap positions detracted moderately from performance, but we nevertheless believe that the flexibility offered by such arrangements makes derivatives a valuable tool in our overall management strategy.

Relative to the fund’s peer group, we maintained an overweight position in single-family housing bonds. This strategy proved helpful to results as declining mortgage prepayments and investor demand for yield continued to support bonds in this sector.

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

9

Your fund’s holdings

Successful sector and security selection contributed to relative results during the fiscal period. The fund’s holdings in the single-family housing sector performed well, as mortgage prepayment rates fell. In October 2006, we expanded the fund’s exposure to single-family mortgage revenue bonds with a purchase of bonds issued by the Alabama Housing Finance Authority. These bonds are scheduled to mature in 2037. As with any mortgage-backed security, these purchases involved extensive analysis of the cash flows of the underlying mortgages to assess and manage prepayment risk.

Another notable purchase were sales and use tax revenue bonds issued by the city of Springdale, Arkansas. They carry a maturity date of 2024 and an active “sinking fund” similar to that of a single-family housing bond. A sinking fund is a separate custodial account in which money can accumulate on a regular basis for the purpose of redeeming the bond. This sinking fund allowed for attractive pricing on the bond because the possibility of prepayment makes its duration much shorter than its maturity would otherwise indicate.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 1/31/07. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

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The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We continue to monitor indications of Fed policy and how they are likely to affect efforts to engineer a “soft landing” for the economy. A soft landing occurs when economic growth slows but is still solid enough to sustain job creation and corporate profits. Therefore, while we anticipate that economic growth is likely to slow as we move further into 2007, we plan to maintain a defensive duration strategy until longer-range Fed policy becomes clearer. In addition, given the municipal bond market’s exceptionally strong performance relative to Treasuries throughout the period, valuations have become elevated to levels that, we believe, argue in favor of taking a defensive approach over the near term. In other words, we believe our current priority should be working to preserve what the fund has gained during this period, rather than to concentrate our efforts on seeking greater gains — particularly since the latter direction would increase the fund’s risk exposure.

In our view, the extended rally among lower-rated, higher-yielding bonds may be in its final stages. We base this view, in part, on the fact that the difference in yield between Aaa-rated bonds and Baa-rated bonds — the highest and lowest investment-grade ratings, respectively —is at its narrowest point since late 1999. In other words, the higher-income advantage available to those willing to assume additional credit risk has diminished substantially.

Among sectors, we are maintaining the fund’s exposure to the single-family housing sector, and will look to add to these holdings as opportunities arise.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult your tax advisor for more information. Shares of this fund are not insured, and their prices will fluctuate with market conditions.

11

Your fund’s performance

This section shows your fund’s performance for periods ended January 31, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581.

Fund performance
Total return for periods ended 1/31/07

	Class A		Class B		Class C		Class M
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Annual average
(life of fund)	6.62%	6.43%	6.32%	6.32%	6.03%	6.03%	6.39%	6.23%

10 years	60.57	54.60	54.17	54.17	48.19	48.19	56.18	51.13
Annual average	4.85	4.45	4.42	4.42	4.01	4.01	4.56	4.22

5 years	24.00	19.34	20.04	18.10	19.07	19.07	22.13	18.10
Annual average	4.40	3.60	3.72	3.38	3.55	3.55	4.08	3.38

3 years	9.76	5.64	7.56	4.66	7.20	7.20	8.72	5.22
Annual average	3.15	1.85	2.46	1.53	2.34	2.34	2.83	1.71

1 year	3.20	-0.60	2.62	-2.34	2.59	1.60	3.00	-0.46

6 months	2.54	-1.26	2.24	-2.76	2.21	1.21	2.46	-0.98

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a maximum sales charge of 3.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Performance for class A, C, and M shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares. For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

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Comparative index returns

For periods ended 1/31/07

		Lipper Insured
	Lehman Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average
(life of fund)	7.51%	6.82%

10 years	74.22	59.06
Annual average	5.71	4.74

5 years	28.32	23.15
Annual average	5.11	4.24

3 years	12.45	9.45
Annual average	3.99	3.05

1 year	4.29	3.48

6 months	3.06	2.68

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 1/31/07, there were 61, 60, 59, 59, and 50 funds, respectively, in this Lipper category.

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Fund price and distribution information

For the six-month period ended 1/31/07

Distributions*	Class A		Class B	Class C	Class M

Number	6		6	6	6

Income[1]	$0.284353		$0.236245	$0.225337	$0.263054

Capital gains[2]

Long-term	0.042200		0.042200	0.042200	0.042200

Short-term	—		—	—	—

Total	$0.326553		$0.278445	$0.267537	$0.305254

Share value:	NAV	POP	NAV	NAV	NAV	POP

7/31/06	$14.70	$15.27	$14.72	$14.73	$14.74	$15.24

1/31/07	14.75	15.32	14.77	14.78	14.79	15.29

Current yield (end of period)

Current dividend rate[3]	3.85%	3.71%	3.20%	3.06%	3.56%	3.44%

Taxable equivalent[4]	5.92	5.71	4.92	4.71	5.48	5.29

Current 30-day SEC yield[5]	3.15	3.03	2.51	2.36	2.86	2.76

Taxable equivalent[4]	4.85	4.66	3.86	3.63	4.40	4.25

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 35% federal tax rate for 2006. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income, calculated using SEC guidelines.

Fund performance as of most recent calendar quarter

Total return for periods ended 12/31/06

	Class A		Class B		Class C		Class M
(inception dates)	(9/20/93)		(9/9/85)		(7/26/99)		(6/1/95)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Annual average
(life of fund)	6.66%	6.47%	6.36%	6.36%	6.08%	6.08%	6.44%	6.28%

10 years	61.31	55.35	54.94	54.94	48.94	48.94	56.92	51.86
Annual average	4.90	4.50	4.48	4.48	4.06	4.06	4.61	4.27

5 years	26.84	22.09	22.89	20.90	21.93	21.93	24.96	20.92
Annual average	4.87	4.07	4.21	3.87	4.05	4.05	4.56	3.87

3 years	10.69	6.48	8.52	5.59	8.17	8.17	9.70	6.17
Annual average	3.44	2.11	2.76	1.83	2.65	2.65	3.13	2.02

1 year	3.83	0.02	3.24	-1.75	3.20	2.20	3.62	0.12

6 months	4.14	0.27	3.84	-1.16	3.79	2.79	4.06	0.59

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam AMT-Free Insured Municipal Fund from August 1, 2006, to January 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 4.34	$ 7.60	$ 8.36	$ 5.82

Ending value (after expenses)	$1,025.40	$1,022.40	$1,022.10	$1,024.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2007, use the calculation method below. To find the value of your investment on August 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 08/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

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Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 4.33	$ 7.58	$ 8.34	$ 5.80

Ending value (after expenses)	$1,020.92	$1,017.69	$1,016.94	$1,019.46

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M

Your fund’s annualized
expense ratio	0.85%	1.49%	1.64%	1.14%

Average annualized expense
ratio for Lipper peer group*	0.88%	1.52%	1.67%	1.17%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

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Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam AMT-Free Insured
Municipal Fund	7%	13%	27%	43%	55%

Lipper Insured Municipal Debt
Funds category average	37%	39%	45%	62%	46%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 12/31/06.

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Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2006. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of January 31, 2007, and January 31, 2006.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 1/31/06.

Trustee and Putnam employee fund ownership

As of January 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$49,000	$101,000,000

Putnam employees	$12,000	$454,000,000

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Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $90,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and
Portfolio Members

Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam California Investment Grade Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, and Putnam Tax Exempt Income Fund.

Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of Putnam High Yield Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

Thalia Meehan, Paul Drury, Brad Libby, and Susan McCormack may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended January 31, 2007, Brad Libby became a Portfolio Member, and Thalia Meehan became a Portfolio Member and then Portfolio Leader, of your fund. These changes followed the departure of Portfolio Leaders David Hamlin and James St. John from your fund’s management team.

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Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of January 31, 2007, and January 31, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006						•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007						•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 1/31/06.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

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Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

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Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 46th percentile in management fees and in the 31st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

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• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods

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and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Insured Municipal Debt Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

46th	45th	43rd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 49, 45, and 45 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Insured Municipal Debt Funds category for the one-, five- and ten-year periods ended December 31, 2006, were 57%, 37%, and 42%, respectively. Over the one-, five- and ten-year periods ended December 31, 2006, the fund ranked 33 out of 57, 21 out of 56, and 20 out of 47 funds, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

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address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

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Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

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Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

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The fund’s portfolio 1/31/07 (Unaudited)

Key to abbreviations

AMBAC AMBAC Indemnity Corporation	FSA Financial Security Assurance
CIFG CIFG Assurance North America, Inc.	GNMA Coll. Government National Mortgage
COP Certificate of Participation	Association Collateralized
FGIC Financial Guaranty Insurance Company	G.O. Bonds General Obligation Bonds
FHA Insd. Federal Housing Administration Insured	MBIA MBIA Insurance Company
FHLMC Coll. Federal Home Loan Mortgage	PSFG Permanent School Fund Guaranteed
Corporation Collateralized	U.S. Govt. Coll. U.S. Government Collateralized
FNMA Coll. Federal National Mortgage Association	VRDN Variable Rate Demand Notes
Collateralized	XLCA XL Capital Assurance
FRN Floating Rate Notes

MUNICIPAL BONDS AND NOTES (99.1%)*

	Rating**	Principal amount	Value

Alabama (1.1%)
AL Hsg. Fin. Auth. Rev. Bonds (Single
Fam. Mtge.)
Ser. A-1, GNMA Coll., FNMA Coll.,
6.05s, 4/1/17	Aaa	$445,000	$455,782
Ser. G, GNMA Coll., FNMA Coll., FHLMC
Coll., 5 1/2s, 10/1/37	Aaa	3,000,000	3,162,840
			3,618,622

Alaska (1.0%)
AK State Hsg. Fin. Corp. Rev. Bonds,
Ser. A, 4.4s, 12/1/31	Aaa	3,155,000	3,179,073

Arkansas (1.0%)
Fayetteville, Sales & Use Tax Cap. Impt.
Rev. Bonds, Ser. A, FSA, 4s, 11/1/21	AAA	800,000	794,672
Springdale, Sales & Use Tax Rev. Bonds,
FSA, 4.2s, 7/1/24	AAA	2,500,000	2,493,850
			3,288,522

California (12.6%)
CA State Dept. of Wtr. Resources Rev.
Bonds, Ser. A, AMBAC, 5 1/2s, 5/1/13	Aaa	10,000,000	10,927,000
CA State Pub. Wks. Board Rev. Bonds (Dept.
Hlth. Svcs. Richmond Laboratory), Ser. B,
XLCA, 5s, 11/1/23	Aaa	2,445,000	2,583,020
Garvey, School Dist. G.O. Bonds (Election
of 2004), FSA
zero %, 8/1/26	Aaa	1,000,000	412,160
zero %, 8/1/25	Aaa	1,475,000	638,528

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MUNICIPAL BONDS AND NOTES (99.1%)* continued

	Rating**	Principal amount	Value

California continued
Golden State Tobacco Securitization Corp.
Rev. Bonds (Tobacco Settlement), Ser. B,
AMBAC, FHLMC Coll., FNMA Coll., 5s,
6/1/38 (Prerefunded)	Aaa	$2,475,000	$2,633,252
Grossmont-Cuyamaca, Cmnty. College Dist.
G.O. Bonds (Election of 2002), Ser. B,
FGIC, zero %, 8/1/17	Aaa	2,100,000	1,348,200
Los Angeles, Unified School Dist.
G.O. Bonds
(Election of 2004), Ser. C, FGIC,
5s, 7/1/26	Aaa	2,745,000	2,886,999
Ser. A-1, FSA, 4 1/2s, 7/1/23	Aaa	1,500,000	1,514,865
Sacramento, Muni. Util. Dist. Fin. Auth.
Rev. Bonds (Consumnes), MBIA, 5s, 7/1/18	Aaa	4,000,000	4,333,680
San Diego Cnty., Wtr. Auth. COP, FGIC,
5.681s, 4/23/08	Aaa	7,000,000	7,175,700
San Diego, Unified School Dist. G.O. Bonds
(Election of 1998), Ser. E, FSA, 5 1/4s,
7/1/19 (Prerefunded)	Aaa	2,000,000	2,175,580
Santa Ana, Fin. Auth. Lease Rev. Bonds
(Police Admin. & Hldg. Fac.), Ser. A,
MBIA, 6 1/4s, 7/1/17	Aaa	3,680,000	4,385,898
			41,014,882

Colorado (—%)
CO Hlth. Fac. Auth. Rev. Bonds (Cmnty.
Provider Pooled Loan Program), Ser. A,
FSA, 7 1/4s, 7/15/17	Aaa	62,000	62,130

Florida (8.9%)
Hernando Cnty., Rev. Bonds (Criminal
Justice Complex Fin.), FGIC,
7.65s, 7/1/16	Aaa	13,675,000	17,604,648
Orlando & Orange Cnty., Expressway Auth.
Rev. Bonds, FGIC, 8 1/4s, 7/1/14	Aaa	5,000,000	6,379,650
Sumter Cnty., School Dist. Rev. Bonds
(Multi-Dist. Loan Program), FSA,
7.15s, 11/1/15	Aaa	3,935,000	4,870,782
			28,855,080

Georgia (1.3%)
Fulton Cnty., Dev. Auth. Rev. Bonds (Klaus
Pkg. & Fam. Hsg. Project), MBIA,
5 1/4s, 11/1/20	Aaa	3,360,000	3,632,530
GA Muni. Elec. Pwr. Auth. Rev. Bonds,
Ser. Y, AMBAC, U.S. Govt. Coll., 6.4s,
1/1/13 (Prerefunded)	Aaa	415,000	457,326
			4,089,856

32

MUNICIPAL BONDS AND NOTES (99.1%)* continued

	Rating**	Principal amount	Value

Illinois (7.6%)
Chicago, G.O. Bonds, Ser. A, AMBAC,
5 5/8s, 1/1/39	Aaa	$155,000	$166,351
Chicago, Board of Ed. G.O. Bonds, Ser. A,
MBIA, 5 1/4s, 12/1/19	Aaa	1,500,000	1,597,245
Cicero, G.O. Bonds, Ser. A, XLCA,
5 1/4s, 1/1/21	AAA	2,250,000	2,418,413
Cook Cnty., G.O. Bonds, Ser. D, AMBAC,
5 1/4s, 11/15/21	Aaa	4,385,000	4,669,674
Du Page Cnty., Cmnty. High School Dist.
G.O. Bonds (Dist. No. 108 — Lake Park),
FSA, 5.6s, 1/1/20	Aaa	1,000,000	1,091,060
IL G.O. Bonds, Ser. 1, MBIA,
5 1/4s, 10/1/19	Aaa	5,000,000	5,334,150
IL State Toll Hwy. Auth. Rev. Bonds,
Ser. A-1, FSA, 5s, 1/1/22	Aaa	2,500,000	2,668,000
Regl. Trans. Auth. Rev. Bonds, Ser. A,
AMBAC, 8s, 6/1/17	Aaa	5,000,000	6,537,250
			24,482,143

Indiana (5.8%)
Anderson, Indpt. School Bldg. Corp. G.O.
Bonds (First Mtg.), FSA, 5 1/2s,
1/15/28 (Prerefunded)	AAA	1,655,000	1,829,123
Center Grove, Bldg. Rev. Bonds, AMBAC,
5 1/2s, 1/15/26 (Prerefunded)	Aaa	6,605,000	7,062,859
Center Grove, Ind. Bldg. Corp. Rev. Bonds
(First Mtg.), FGIC, 5s, 7/15/25	AAA	1,345,000	1,417,939
Evansville Vanderburgh Pub. Leasing Corp.
Rev. Bonds (1st Mtge.), MBIA, 5 3/4s,
7/15/18 (Prerefunded)	Aaa	1,000,000	1,087,120
IN Muni. Pwr. Agcy. Supply Syst. Rev.
Bonds, Ser. A, AMBAC, 5s, 1/1/20	Aaa	5,695,000	6,078,330
IN State Hsg. Fin. Auth. Rev. Bonds
(Single Family Mtge.), Ser. A-1, GNMA
Coll., FNMA Coll.
4.2s, 7/1/17	Aaa	260,000	261,638
4.15s, 7/1/16	Aaa	375,000	376,890
4.1s, 7/1/15	Aaa	115,000	115,581
3.95s, 7/1/14	Aaa	355,000	356,576
3.9s, 1/1/14	Aaa	250,000	250,293
			18,836,349

Louisiana (2.9%)
Ernest N. Morial-New Orleans Exhibit Hall
Auth. Special Tax, AMBAC, 5s, 7/15/20	AAA	5,730,000	6,078,040
LA Rev. Bonds, Ser. A, AMBAC, 5 3/8s, 6/1/19	Aaa	3,000,000	3,215,130
			9,293,170

33

MUNICIPAL BONDS AND NOTES (99.1%)* continued

	Rating**	Principal amount	Value

Massachusetts (4.3%)
MA State Special Oblig. Dedicated Tax Rev.
Bonds, FGIC, FHLMC Coll., FNMA Coll.
5 1/4s, 1/1/24 (Prerefunded)	Aaa	$1,000,000	$1,082,260
5 1/4s, 1/1/23 (Prerefunded)	Aaa	1,000,000	1,082,260
5 1/4s, 1/1/22 (Prerefunded)	Aaa	11,000,000	11,904,860
			14,069,380

Michigan (8.8%)
Detroit, City School Dist. G.O. Bonds
(School Bldg. & Site Impt.), Ser. B,
FGIC, 5s, 5/1/25	Aaa	7,990,000	8,332,691
Detroit, Swr. Disp. FRN, Ser. D, FSA,
4.191s, 7/1/32	Aaa	1,125,000	1,126,463
Detroit, Swr. Disp. VRDN, Ser. B, FSA,
3.7s, 7/1/33	VMIG1	2,770,000	2,770,000
Detroit, Wtr. Supply Syst. Rev. Bonds,
Ser. B, FGIC, 5 1/4s, 7/1/20	Aaa	720,000	762,257
Kent, Hosp. Fin. Auth. Rev. Bonds
(Spectrum Hlth. Care), Ser. A, MBIA,
5 1/2s, 1/15/17 (Prerefunded)	AAA	500,000	537,825
MI Muni. Board Auth. Rev. Bonds (Clean
Wtr. Revolving Fund), 5s, 10/1/25	Aaa	1,000,000	1,066,180
MI State Hosp. Fin. Auth. Rev. Bonds
(Mercy Hlth.), Ser. X, MBIA
6s, 8/15/34 (Prerefunded)	AAA	3,350,000	3,557,298
6s, 8/15/34 (Prerefunded)	AAA	1,650,000	1,752,102
MI State Strategic Fund, Ltd. Rev. Bonds
(Detroit Edison Co.), AMBAC
7s, 5/1/21	Aaa	4,000,000	5,170,720
4.85s, 9/1/30	Aaa	3,500,000	3,614,240
			28,689,776

Mississippi (1.2%)
MS Dev. Bk. Special Obligation Rev. Bonds
(Waste Wtr. & Solid Waste Mgt.), Ser. A,
FSA, U.S. Govt. Coll.
5 3/8s, 2/1/19 (Prerefunded)	Aaa	1,855,000	2,010,171
5 3/8s, 2/1/18 (Prerefunded)	Aaa	1,755,000	1,901,806
			3,911,977

Missouri (0.4%)
Jackson Cnty., Special Oblig. Rev. Bonds
(Harry S. Truman Sports Complex), AMBAC,
5s, 12/1/22	Aaa	1,285,000	1,374,449

Nevada (1.8%)
Clark Cnty., Rev. Bonds, Ser. B, FGIC,
5 1/4s, 7/1/20 (Prerefunded)	Aaa	3,500,000	3,705,415
Washoe Cnty., G.O. Bonds, FGIC,
5 3/4s, 5/1/18	Aaa	2,040,000	2,182,718
			5,888,133

34

MUNICIPAL BONDS AND NOTES (99.1%)* continued

	Rating**	Principal amount	Value

New Hampshire (0.4%)
NH Muni. Bond Bank Rev. Bonds, Ser. C,
MBIA, 5s, 3/15/25	Aaa	$1,195,000	$1,265,983

New Jersey (5.6%)
NJ Econ. Dev. Auth. Rev. Bonds
(School Fac. Construction), Ser. F, FGIC,
5 1/4s, 6/15/21 (Prerefunded)	Aaa	10,000,000	10,812,100
(Motor Vehicle), Ser. A, MBIA, 5s, 7/1/27	Aaa	5,000,000	5,265,150
NJ State Rev. Bonds (Trans. Syst.),
Ser. C, AMBAC, zero %, 12/15/24	Aaa	4,800,000	2,206,128
			18,283,378

New York (6.9%)
Nassau Cnty., Hlth. Care Syst. Rev. Bonds
(Nassau Hlth. Care Corp.), FSA
6s, 8/1/13 (Prerefunded)	Aaa	4,610,000	4,942,888
6s, 8/1/12 (Prerefunded)	Aaa	2,285,000	2,450,000
NY City, Hsg. Dev. Corp. Rev. Bonds,
Ser. A, FGIC, 5s, 7/1/25	Aaa	1,000,000	1,057,580
NY City, Indl. Dev. Agcy. Rev. Bonds
(Queens Baseball Stadium — Pilot), AMBAC,
5s, 1/1/23	Aaa	950,000	1,014,211
NY City, Muni. Wtr. & Swr. Fin. Auth. Rev.
Bonds, Ser. B, AMBAC, 5s, 6/15/28	Aaa	3,000,000	3,163,230
NY State Dorm. Auth. Rev. Bonds (Brooklyn
Law School), Ser. B, XLCA
5 3/8s, 7/1/22	Aaa	2,270,000	2,464,789
5 3/8s, 7/1/20	Aaa	2,215,000	2,403,762
NY State Hwy. Auth. Rev. Bonds (Hwy. &
Bridge Trust Fund), Ser. B, FGIC, 5s, 4/1/17	AAA	1,500,000	1,613,295
Sales Tax Asset Receivable Corp. Rev.
Bonds, Ser. A, AMBAC, 5s, 10/15/29	Aaa	3,000,000	3,168,360
			22,278,115

North Carolina (2.5%)
NC State Muni. Pwr. Agcy. Rev. Bonds
(No. 1, Catawba Elec.), Ser. A, MBIA,
5 1/4s, 1/1/19	Aaa	7,500,000	8,000,700

Ohio (1.5%)
Cleveland, G.O. Bonds, Ser. A, AMBAC,
5s, 10/1/21	Aaa	2,920,000	3,109,712
Morley Library Dist. G.O. Bonds
(Lake Cnty. Dist. Library), AMBAC,
5 1/4s, 12/1/19	Aaa	1,535,000	1,646,042
OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev.
Bonds, Ser. 85-A, FGIC, FHA Insd.,
zero %, 1/15/15	Aaa	45,000	20,711
			4,776,465

35

MUNICIPAL BONDS AND NOTES (99.1%)* continued

	Rating**	Principal amount	Value

Oklahoma (2.1%)
Grand River Dam Auth. Rev. Bonds, Ser. A,
FSA, 5s, 6/1/12	AAA	$1,250,000	$1,322,838
OK City Arpt. Trust Rev. Bonds, Ser. A,
FSA, 5 1/4s, 7/1/21	Aaa	3,000,000	3,129,810
OK State Cap. Impt. Auth. State Facs. VRDN
(Higher Ed.), Ser. D-1, CIFG, 3.74s, 7/1/31	VMIG1	2,200,000	2,200,000
			6,652,648

Pennsylvania (2.6%)
Erie Cnty., Convention Ctr. Auth. Rev.
Bonds (Convention Ctr. Hotel), FGIC
5s, 1/15/22	Aaa	1,415,000	1,494,679
5s, 1/15/21	Aaa	1,305,000	1,383,926
PA State Pub. School Bldg. Auth. Rev.
Bonds (Philadelphia School Dist.), FSA,
5 1/4s, 6/1/25 (Prerefunded)	Aaa	3,000,000	3,242,280
Philadelphia, G.O. Bonds, CIFG, 5s, 8/1/23	Aaa	2,000,000	2,124,140
			8,245,025

South Carolina (1.3%)
SC State Pub. Svcs. Auth. Rev. Bonds
(Santee Cooper), Ser. A, MBIA, 5s, 1/1/19	Aaa	4,000,000	4,281,600

South Dakota (0.4%)
SD Hsg. Dev. Auth. Rev. Bonds (Home
Ownership Mtge.), Ser. J, 4.6s, 5/1/19	AAA	1,250,000	1,288,950

Texas (7.3%)
Dallas, Indpt. School Dist. G.O. Bonds,
PSFG, 5 1/4s, 2/15/19	Aaa	2,500,000	2,653,875
Hays Cnty., G.O. Bonds, FSA, 5s, 8/15/24	Aaa	1,190,000	1,250,095
Houston, Arpt. Syst. Rev. Bonds, FSA,
5s, 7/1/21	Aaa	5,280,000	5,489,933
Laredo, I S D Pub. Fac. Corp. Rev. Bonds,
Ser. C, AMBAC, 5s, 8/1/29	AAA	1,000,000	1,029,940
Mission Cons. Indpt. School Dist. G.O.
Bonds, PSFG, 5s, 2/15/23	Aaa	1,000,000	1,060,350
Nacogdoches, Indpt. School Dist. G.O.
Bonds, PSFG, 5 1/2s, 2/15/15	Aaa	1,320,000	1,399,015
San Antonio Wtr. Rev. Bonds, FSA,
5 1/2s, 5/15/20	Aaa	4,000,000	4,318,200
Victoria G.O. Bonds, FGIC, U.S. Govt.
Coll., 5 1/2s, 8/15/20 (Prerefunded)	Aaa	3,150,000	3,327,345
Waco, Hlth. Fac. Dev. Corp. Mtge. Rev.
Bonds (Hillcrest Hlth. Care Syst.),
Ser. A, MBIA, FHA Insd., 5s, 8/1/31	Aaa	3,000,000	3,126,570
			23,655,323

36

MUNICIPAL BONDS AND NOTES (99.1%)* continued

	Rating**	Principal amount	Value

Utah (2.5%)
Intermountain Pwr. Agcy. Rev. Bonds
Ser. A, MBIA, 6.15s, 7/1/14	Aaa	$60,000	$61,186
(Intermountain Pwr. Agcy.), Ser. A, MBIA,
U.S. Govt. Coll., 6.15s, 7/1/14
(Prerefunded)	Aaa	7,900,000	8,128,468
			8,189,654

Virgin Islands (0.3%)
VI Pub. Fin. Auth. Rev. Bonds, FGIC,
5s, 10/1/24	Aaa	1,000,000	1,075,240

Washington (5.4%)
Port of Seattle Rev. Bonds, Ser. A, FGIC,
5 1/2s, 10/1/22 (Prerefunded)	Aaa	10,000,000	10,222,500
WA State Pub. Pwr. Supply Syst. Rev. Bonds
(Nuclear No. 3), Ser. B, MBIA, 7 1/8s, 7/1/16	Aaa	6,000,000	7,383,295
			17,605,795

West Virginia (1.6%)
Econ. Dev. Auth. Lease Rev. Bonds
(Correctional Juvenile Safety), Ser. A,
MBIA, 5s, 6/1/29	Aaa	5,000,000	5,249,600

TOTAL INVESTMENTS

Total investments (cost $305,849,083)			$321,502,018

* Percentages indicated are based on net assets of $324,371,514.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at January 31, 2007 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at January 31, 2007. Securities ratings are defined in the Statement of Additional Information.

The rates shown on VRDN and Floating Rate Notes (FRN) are the current interest rates at January 31, 2007.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at January 31, 2007 (as a percentage of net assets):

Utilities	18.4%
Transportation	10.2

The fund had the following insurance concentrations greater than 10% at January 31, 2007 (as a percentage of net assets):

FGIC	29.9%
AMBAC	22.6
MBIA	21.3
FSA	16.2

37

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/07 (Unaudited)

			Payments	Payments	Unrealized
Swap counterparty /		Termination	made by	received by	appreciation/
Notional amount		date	fund per annum	fund per annum	(depreciation)

Citibank, N.A.
$ 7,150,000	(E)	5/23/12	3 month USD-LIBOR-BBA	4.923%	$(97,097)

11,000,000	(E)	5/23/12	3.422%	U.S. Bond Market
				Association Municipal Swap
				Index	104,118

JPMorgan Chase Bank, N.A.
9,750,000	(E)	11/8/11	3 month USD-LIBOR-BBA	5.036%	(85,897)

15,000,000	(E)	11/8/11	3.488%	U.S. Bond Market
				Association Municipal Swap
				Index	70,122

Morgan Stanley Capital Services, Inc.
14,000,000	(E)	11/16/11	3.4695%	U.S. Bond Market
				Association Municipal Swap
				Index	77,910

Total					$ 69,156

(E) See Note 1 to the financial statements regarding extended effective dates.

The accompanying notes are an integral part of these financial statements.

38

Statement of assets and liabilities 1/31/07 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $305,849,083)	$321,502,018

Cash	749,330

Interest and other receivables	2,991,338

Receivable for shares of the fund sold	218,644

Unrealized appreciation on swap contracts (Note 1)	252,150

Total assets	325,713,480

LIABILITIES

Distributions payable to shareholders	292,533

Payable for shares of the fund repurchased	339,450

Payable for compensation of Manager (Note 2)	275,585

Payable for investor servicing and custodian fees (Note 2)	12,643

Payable for Trustee compensation and expenses (Note 2)	84,360

Payable for administrative services (Note 2)	2,435

Payable for distribution fees (Note 2)	89,106

Other accrued expenses	62,860

Unrealized depreciation on swap contracts (Note 1)	182,994

Total liabilities	1,341,966

Net assets	$324,371,514

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$310,106,399

Undistributed net investment income (Note 1)	451,348

Accumulated net realized loss on investments (Note 1)	(1,908,324)

Net unrealized appreciation of investments	15,722,091

Total — Representing net assets applicable to capital shares outstanding	$324,371,514

(Continued on next page)

39

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($269,283,073 divided by 18,255,894 shares)	$14.75

Offering price per class A share
(100/96.25 of $14.75)*	$15.32

Net asset value and offering price per class B share
($45,567,007 divided by 3,084,979 shares)**	$14.77

Net asset value and offering price per class C share
($8,458,477 divided by 572,426 shares)**	$14.78

Net asset value and redemption price per class M share
($1,062,957 divided by 71,863 shares)	$14.79

Offering price per class M share
(100/96.75 of $14.79)***	$15.29

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

40

Statement of operations Six months ended 1/31/07 (Unaudited)

INTEREST INCOME	$7,741,326

EXPENSES

Compensation of Manager (Note 2)	842,340

Investor servicing fees (Note 2)	82,996

Custodian fees (Note 2)	56,098

Trustee compensation and expenses (Note 2)	15,662

Administrative services (Note 2)	7,338

Distribution fees — Class A (Note 2)	283,797

Distribution fees — Class B (Note 2)	226,105

Distribution fees — Class C (Note 2)	43,527

Distribution fees — Class M (Note 2)	2,804

Other	67,346

Non-recurring costs (Notes 2 and 5)	58

Costs assumed by Manager (Notes 2 and 5)	(58)

Fees waived and reimbursed by Manager (Note 2)	(3,381)

Total expenses	1,624,632

Expense reduction (Note 2)	(79,172)

Net expenses	1,545,460

Net investment income	6,195,866

Net realized gain on investments (Notes 1 and 3)	161,245

Net realized loss on futures contracts (Note 1)	(128,902)

Net realized loss on swap contracts (Note 1)	(71,539)

Net unrealized appreciation of investments
and swap contracts during the period	2,248,587

Net gain on investments	2,209,391

Net increase in net assets resulting from operations	$8,405,257

The accompanying notes are an integral part of these financial statements.

41

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	1/31/07*	7/31/06

Operations:
Net investment income	$ 6,195,866	$ 13,098,648

Net realized gain (loss) on investments	(39,196)	1,807,824

Net unrealized appreciation (depreciation) of investments	2,248,587	(8,966,996)

Net increase in net assets resulting from operations	8,405,257	5,939,476

Distributions to shareholders: (Note 1)

From ordinary income

Tax-exempt net investment income

Class A	(5,194,634)	(10,304,074)

Class B	(839,990)	(2,306,405)

Class C	(130,548)	(258,890)

Class M	(19,607)	(39,718)

Net realized short-term gain on investments

Class A	—	(515,639)

Class B	—	(146,158)

Class C	—	(16,298)

Class M	—	(2,209)

From net realized long-term gain on investments

Class A	(766,496)	(998,896)

Class B	(140,345)	(283,092)

Class C	(23,944)	(31,569)

Class M	(3,188)	(4,282)

Redemption fees (Note 1)	—	184

Decrease from capital share transactions (Note 4)	(16,619,900)	(27,565,191)

Total decrease in net assets	(15,333,395)	(36,532,761)

NET ASSETS

Beginning of period	339,704,909	376,237,670

End of period (including undistributed net investment
income of $451,348 and $440,261, respectively)	$324,371,514	$339,704,909

* Unaudited

The accompanying notes are an integral part of these financial statements.

42

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43

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)	investments	operations	income	investments	distributions	fees	of period	value (%)(a)	(in thousands)	assets (%)(b)	net assets (%)	(%)

CLASS A
January 31, 2007**	$14.70	.28(c)	.09	.37	(.28)	(.04)	(.32)	—	$14.75	2.54*	$269,283	.43(c)*	1.91(c)*	8.36*
July 31, 2006	15.07	.57(c)	(.30)	.27	(.56)	(.08)	(.64)	—(d)	14.70	1.85	270,331	.85(c)	3.81(c)	6.97
July 31, 2005	14.92	.54(c)	.26	.80	(.54)	(.11)	(.65)	—(d)	15.07	5.39	277,931	.84(c)	3.57(c)	12.61
July 31, 2004	14.93	.53	.25	.78	(.53)	(.26)	(.79)	—	14.92	5.20	287,528.85		3.49	26.81
July 31, 2003	15.46	.58	(.16)	.42	(.59)	(.36)	(.95)	—	14.93	2.71	368,419.84		3.76	42.88
July 31, 2002	15.18	.67	.27	.94	(.66)	—	(.66)	—	15.46	6.38	363,096.82		4.39	54.72

CLASS B
January 31, 2007**	$14.72	.24(c)	.09	.33	(.24)	(.04)	(.28)	—	$14.77	2.24*	$45,567	.75(c)*	1.58(c)*	8.36*
July 31, 2006	15.09	.47(c)	(.29)	.18	(.47)	(.08)	(.55)	—(d)	14.72	1.26	59,527	1.50(c)	3.15(c)	6.97
July 31, 2005	14.94	.44(c)	.26	.70	(.44)	(.11)	(.55)	—(d)	15.09	4.71	88,337	1.49(c)	2.92(c)	12.61
July 31, 2004	14.95	.44	.24	.68	(.43)	(.26)	(.69)	—	14.94	4.52	110,498	1.50	2.83	26.81
July 31, 2003	15.48	.48	(.16)	.32	(.49)	(.36)	(.85)	—	14.95	2.04	150,266	1.49	3.10	42.88
July 31, 2002	15.20	.59	.27	.86	(.58)	—	(.58)	—	15.48	5.81	171,801	1.35	3.86	54.72

CLASS C
January 31, 2007**	$14.73	.23(c)	.09	.32	(.23)	(.04)	(.27)	—	$14.78	2.21*	$8,458	.83(c)*	1.51(c)*	8.36*
July 31, 2006	15.09	.45(c)	(.29)	.16	(.44)	(.08)	(.52)	—(d)	14.73	1.12	8,723	1.65(c)	3.01(c)	6.97
July 31, 2005	14.94	.42(c)	.26	.68	(.42)	(.11)	(.53)	—(d)	15.09	4.54	8,835	1.64(c)	2.77(c)	12.61
July 31, 2004	14.95	.41	.25	.66	(.41)	(.26)	(.67)	—	14.94	4.40	10,097	1.65	2.69	26.81
July 31, 2003	15.49	.46	(.17)	.29	(.47)	(.36)	(.83)	—	14.95	1.82	13,793	1.64	2.95	42.88
July 31, 2002	15.21	.55	.27	.82	(.54)	—	(.54)	—	15.49	5.53	11,885	1.62	3.58	54.72

CLASS M
January 31, 2007**	$14.74	.26(c)	.09	.35	(.26)	(.04)	(.30)	—	$14.79	2.46*	$1,063	.57(c)*	1.77(c)*	8.36*
July 31, 2006	15.11	.53(c)	(.30)	.23	(.52)	(.08)	(.60)	—(d)	14.74	1.55	1,124	1.15(c)	3.51(c)	6.97
July 31, 2005	14.96	.50(c)	.25	.75	(.49)	(.11)	(.60)	—(d)	15.11	5.05	1,135	1.14(c)	3.27(c)	12.61
July 31, 2004	14.97	.49	.24	.73	(.48)	(.26)	(.74)	—	14.96	4.93	1,188	1.15	3.19	26.81
July 31, 2003	15.50	.54	(.16)	.38	(.55)	(.36)	(.91)	—	14.97	2.40	2,148	1.14	3.45	42.88
July 31, 2002	15.22	.62	.28	.90	(.62)	—	(.62)	—	15.50	6.05	2,154	1.12	4.08	54.72

* Not annualized.

** Unaudited.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Note 2):

	1/31/07	7/31/06	7/31/05

Class A	<0.01%	<0.01%	<0.01%

Class B	<0.01	<0.01	<0.01

Class C	<0.01	<0.01	<0.01

Class M	<0.01	<0.01	<0.01

(d) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

44	45

Notes to financial statements 1/31/07 (Unaudited)

Note 1: Significant accounting policies

Putnam AMT-Free Insured Municipal Fund (the “fund”) is a series of Putnam Tax Free Income Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing in tax exempt securities that are covered by insurance guaranteeing the timely payment of principal and interest, are rated AAA or Aaa, or are backed by the U.S. government.

The fund offers class A, class B, class C and class M shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay contingent deferred sales charges. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security

46

at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or

47

unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $305,849,083, resulting in gross unrealized appreciation and depreciation of $15,999,363 and $346,428, respectively, or net unrealized appreciation of $15,652,935.

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the lesser of (i) and annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, and 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the six months ended January 31, 2007, Putnam Management waived $3,381 of its management fee from the fund.

For the period ended January 31, 2007, Putnam Management has assumed $58 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC received fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in

48

the fund. During the period ended January 31, 2007, the fund incurred $139,094 for these services. State Street Bank and Trust Company, will begin providing custodial functions for the fund’s assets in the subsequent period.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the six months ended January 31, 2007, the fund’s expenses were reduced by $79,172 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $308, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the six months ended January 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $10,167 and $132 from the sale of class A and class M shares, respectively, and received $31,107 and $83 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended January 31, 2007, Putnam Retail Management, acting as underwriter, received no monies on class A redemptions.

49

Note 3: Purchases and sales of securities

During the six months ended January 31, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $27,115,972 and $36,861,274, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At January 31, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 1/31/07:

Shares sold	1,124,404	$ 16,717,738

Shares issued
in connection
with reinvestment
of distributions	250,025	3,713,168

	1,374,429	20,430,906

Shares
repurchased	(1,507,054)	(22,412,971)

Net decrease	(132,625)	$ (1,982,065)

Year ended 7/31/06:

Shares sold	2,665,184	$ 39,553,953

Shares issued
in connection
with reinvestment
of distributions	546,979	8,115,716

	3,212,163	47,669,669

Shares
repurchased	(3,269,559)	(48,448,783)

Net decrease	(57,396)	$ (779,114)

CLASS B	Shares	Amount

Six months ended 1/31/07:

Shares sold	42,120	$ 627,086

Shares issued
in connection
with reinvestment
of distributions	37,127	552,150

	79,247	1,179,236

Shares
repurchased	(1,037,939)	(15,452,648)

Net decrease	(958,692)	$(14,273,412)

Year ended 7/31/06:

Shares sold	97,832	$ 1,450,352

Shares issued
in connection
with reinvestment
of distributions	117,976	1,754,015

	215,808	3,204,367

Shares
repurchased	(2,026,339)	(30,114,191)

Net decrease	(1,810,531)	$(26,909,824)

CLASS C	Shares	Amount

Six months ended 1/31/07:

Shares sold	27,896	$ 414,623

Shares issued
in connection
with reinvestment
of distributions	5,572	82,917

	33,468	497,540

Shares
repurchased	(53,389)	(796,928)

Net decrease	(19,921)	$ (299,388)

Year ended 7/31/06:

Shares sold	114,963	$ 1,710,272

Shares issued
in connection
with reinvestment
of distributions	14,209	211,211

	129,172	1,921,483

Shares
repurchased	(122,108)	(1,815,465)

Net increase	7,064	$ 106,018

50

CLASS M	Shares	Amount

Six months ended 1/31/07:

Shares sold	3,673	$ 55,051

Shares issued
in connection
with reinvestment
of distributions	1,097	16,335

	4,770	71,386

Shares
repurchased	(9,167)	(136,421)

Net decrease	(4,397)	$ (65,035)

Year ended 7/31/06:

Shares sold	5,060	$ 76,085

Shares issued
in connection
with reinvestment
of distributions	2,491	37,062

	7,551	113,147

Shares
repurchased	(6,423)	(95,418)

Net increase	1,128	$ 17,729

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (“SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 6: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

51

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

52

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	George Putnam, III	Vice President and Chief
Management, LLC	President	Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Charles A. Ruys de Perez
	Executive Vice President,	Vice President and Chief
Marketing Services	Principal Executive Officer,	Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and BSA
	Jonathan S. Horwitz	Compliance Officer
Custodians	Senior Vice President
Putnam Fiduciary Trust	and Treasurer	Judith Cohen
Company, State Street Bank		Vice President, Clerk and
and Trust Company	Steven D. Krichmar	Assistant Treasurer
Vice President and
Legal Counsel	Principal Financial Officer	Wanda M. McManus
Ropes & Gray LLP		Vice President, Senior Associate
	Janet C. Smith	Treasurer and Assistant Clerk
Trustees	Vice President, Principal
John A. Hill, Chairman	Accounting Officer and	Nancy E. Florek
Jameson Adkins Baxter,	Assistant Treasurer	Vice President, Assistant Clerk,
Vice Chairman		Assistant Treasurer and
Charles B. Curtis	Susan G. Malloy	Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley
Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam AMT-Free Insured Municipal Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA043 241679 3/07

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:

Effective January 1, 2007, the fund retained State Street Bank and Trust Company ("State Street") as its custodian. Putnam Fiduciary Trust Company, the fund's previous custodian, is managing the transfer of the fund's assets to State Street. This transfer is expected to be completed for all Putnam funds during the first half of 2007, with PFTC remaining as custodian with respect to fund assets until the assets are transferred. Also effective January 1, 2007, the fund's investment manager, Putnam

Investment Management, LLC entered into a Master Sub-Accounting Services Agreement with State Street, under which the investment manager has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: March 28, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 28, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 04345 )

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2007

Date of reporting period: August 1, 2006— January 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Tax-Free High Yield Fund

1|31|07

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Tax-Free
High Yield Fund

1| 31| 07
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	30
Financial statements	31

Cover photograph: © Richard H. Johnson

Message from the Trustees
Dear Fellow Shareholder

Although the global economy continues to move forward, it has become apparent over the past few months that certain sectors of the U.S. economy may have slowed somewhat. We consequently consider slower job growth and perhaps a rise in the unemployment rate as possible developments for 2007. On the other hand, since the Federal Reserve (the Fed) stopped raising interest rates, stock prices have moved higher, bond yields have remained relatively low, and the weaker dollar appears to be making U.S. exports more competitive. With the benefit of this financial cushion, we believe 2007 may hold the potential for a renewed economic expansion.

As you may have heard, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings expected to be held in May 2007. Proxy solicitation materials related to these meetings, which provide detailed information regarding the proposed transaction, were recently mailed. The transaction is currently expected to be completed by the middle of 2007.

Putnam’s team of investment and business professionals will continue to be led by Putnam President and Chief Executive Officer Ed Haldeman. Your Trustees have been actively involved through every step of the discussions, and we will continue in our role of overseeing the Putnam funds on your behalf.

We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is the founding Chairman of the Boston Options Exchange and currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of Northeast Utilities.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended January 31, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Tax-Free High Yield Fund: potential for high
current income exempt from federal income tax

Two of the most significant challenges of fixed-income investing are low interest rates and taxes on income. Putnam Tax-Free High Yield Fund helps investors reduce the impact of both by investing in higher-yielding municipal bonds, which offer the potential for a greater stream of income along with tax advantages. While the stated yields on municipal bonds are lower than those of taxable bonds, the income most of these bonds pay is exempt from federal income tax.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income tax, and from state taxes for residents of the state in which the bond is issued. Municipal bonds are backed by either the issuing city or town or by revenues collected from usage fees, and as a result have varying degrees of credit risk (the risk that the issuer won’t be able to repay the bond).

Many high-yield municipal bonds are not rated by independent rating agencies such as Standard & Poor’s and Moody’s. This is mainly because many issuers decide not to pursue a rating that might be below investment grade. As a result, investment managers must do additional research to determine whether these bonds are prudent investments.

Evaluating a bond’s credit risk is one area in which Putnam has particular expertise. Putnam’s municipal bond research team analyzes each issue in depth and assigns unrated bonds an agency-equivalent Putnam rating — instead of rating bonds on a pass/fail basis, which is a common practice in the industry. Although unrated bonds typically represent only a small portion of the fund’s holdings, this analysis helps the management team in identifying bonds with attractive risk/return profiles from among this group.

Once the fund has invested in a bond, the fund’s management team continues to monitor developments that affect the bond market, the specific sector (for example, hospitals or utilities), and the issuer of the bond. Typically, higher-risk, lower-rated bonds are reviewed more frequently because of their greater potential risk.

The goal of the fund’s approach to research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings for the benefit of the fund and its shareholders.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding
tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2007.

Results for investors subject to lower tax rates would not be as advantageous.

Putnam Tax-Free High Yield Fund seeks a high level of current income free from federal income tax by investing in a diversified portfolio of lower-rated and investment-grade municipal bonds. The fund may be appropriate for investors seeking tax-advantaged income who are willing to accept some credit risk.

Highlights

• For the six months ended January 31, 2007, Putnam Tax-Free High Yield Fund’s class A shares returned 3.29% without sales charges.

• The fund’s benchmark, the Lehman Municipal Bond Index, returned 3.06% for the period.

• The average return for the fund’s Lipper category, High Yield Municipal Debt Funds, was 3.96% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 1/31/07

Since the fund’s inception (9/9/85), average annual return is 6.81% at NAV and 6.62% at POP.*

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	4.78%	4.39%	59.57%	53.64%

5 years	5.49	4.67	30.61	25.64

3 years	6.06	4.71	19.29	14.79

1 year	5.76	1.91	5.76	1.91

6 months	—	—	3.29	–0.53

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at POP reflect a maximum sales charge of 3.75% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply.

*Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares, adjusted for the applicable sales charge, but not adjusted to reflect the lower operating expenses of class A shares.

Report from the fund managers

The period in review

During the six months ended January 31, 2007, lower-quality, high-yielding municipal bonds maintained their previous lead over higher-quality, lower-yielding issues, although that lead has diminished somewhat. Your fund’s results at net asset value (NAV, or without sales charges) remained slightly ahead of its benchmark, the Lehman Municipal Bond Index, which is composed of investment-grade bonds. However, our avoidance of some of the highest-risk areas of the market — in particular, airline-related bonds — caused the fund’s results to slightly lag the average for its Lipper peer group. In addition, although we lengthened the portfolio’s duration — a measure of interest-rate sensitivity — in December and January, we had kept it shorter, or more defensive, earlier in the period. Overall, this cautious positioning detracted modestly from performance, although the portfolio’s diversification and our emphasis on tobacco settlement and single-family housing bonds made a positive contribution.

Market overview

Just as the fund’s 2007 fiscal year began, in August 2006, the Fed suspended its credit-tightening program, which had included 17 successive increases in the federal funds rate since June 30, 2004. Over the course of the past six months, the Fed has held this benchmark rate —the rate for overnight loans between banks — steady at 5.25% . Statements from the Federal Open Market Committee, the Fed’s policy-setting panel, indicate that future rate decisions will depend on whether inflation remains in check.

As the market responded to the Fed’s rate-tightening pause, bond yields declined across the maturity spectrum, resulting in an impressive rally, especially among long-term bonds. In fact, because yields on longer-term bonds declined more than yields on shorter-term bonds, the yield curve flattened. The yield curve is a graphical representation of the difference in yield for bonds of comparable quality plotted from the shortest to the longest maturity. Tax-exempt bonds with shorter maturities underperformed taxable bonds in comparable maturity ranges, but long-term tax-exempt bonds modestly outperformed comparable taxable bonds.

A generally robust economy, coupled with solid demand from buyers searching for higher yields, contributed to the strong relative performance of lower-rated bonds. Among uninsured bonds in general, and especially bonds rated Baa and below, yield spreads tightened as lower-rated bonds performed better than higher-rated bonds. Non-rated bonds also rallied.

Market sectors that performed particularly well during the period included airline-related industrial development bonds (IDBs); securities issued by hospitals, utilities, and long-term care facilities; and land-secured bonds. Tobacco settlement bonds, meanwhile, underperformed other credit-sensitive sectors modestly, but still outperformed higher-rated bonds.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) portfolio duration relative to the fund’s Lipper peer group. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce appreciation potential when rates fall. This strategy detracted moderately from results since bonds with longer maturities generally

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 1/31/07.

Bonds

Lehman Municipal Bond Index (tax-exempt bonds)	3.06%

Lehman Aggregate Bond Index (broad bond market)	3.65%

Lehman GNMA Index (Government National Mortgage Association bonds)	3.70%

Lehman Intermediate Treasury Bond Index (intermediate-maturity U.S. Treasury bonds)	2.64%

Equities

S&P 500 Index (broad stock market)	13.75%

Russell 2000 Growth Index (small-company growth stocks)	14.81%

outperformed those with shorter maturities. By the end of the period, we had extended the fund’s duration relative to its peer group, but it still remained modestly short on a relative basis.

The fund’s higher overall credit quality held back performance relative to its peer group, as the lower-quality tiers of the municipal bond market delivered the strongest results during the period. In particular, the fund’s underweight position in airline-related IDBs, relative to its peer group, detracted from performance as this sector posted especially strong results for the period.

Relative to the fund’s peer group, we maintained an overweight position in single-family housing bonds. This strategy proved helpful to results as declining mortgage prepayments continued to support bonds in this sector.

Your fund’s holdings

Despite ongoing volatility in this market sector, your fund continued to benefit from its emphasis on tobacco settlement bonds during the period. Limited issuance of these securities, coupled with strong investor demand, provided solid supply-and-demand support for the sector, boosting results. Payments from tobacco settlement bonds are secured by income from tobacco companies’ settlement obligations to the municipalities that issue them. Such bonds generally offer higher yields than other bonds of comparable quality.

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

We also like the diversification that tobacco settlement bonds provide, since their performance is not as closely tied to economic growth as holdings from many other sectors.

Your fund owns tobacco settlement bonds issued in several states, all of which performed well, but bonds issued by the Tobacco Settlement Authority of Iowa were particularly strong during the period. We purchased them in 2005 because we considered their structure and coupon attractive. Recently, investors who believe these bonds will be pre-refunded began bidding up the price of these bonds. Pre-refunding occurs when an issuer refinances an older, high-coupon bond by issuing new bonds at current, lower interest rates.

The proceeds are invested in a secure investment (usually U.S. Treasury securities), and the older bond’s first call date becomes the new effective maturity date. The secure backing has the effect of raising the bond’s perceived credit rating while the shorter effective maturity lowers its interest-rate risk. Since both these developments are favorable for investors, bond prices often rise after pre-refunding. There is no assurance that this will happen, since the pre-refunding has not yet taken place, but the fund has already benefited from the increased demand for these Iowa tobacco settlement bonds.

Another issue that contributed to your fund’s performance was, in fact, pre-refunded and increased in value as

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 1/31/07. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

a result. In November, bonds issued by the Pennsylvania Higher Education Authority for Jenners Pond Nursing Home were pre-refunded, contributing positively to performance for the period.

It is worth noting that the concept of prudent risk underlies Putnam’s investment policies for all funds, even those that are designed to aggressively pursue income, such as Putnam Tax-Free High Yield Fund. For some time now, we have felt the risks of investing in bonds with longer maturities and lower quality were not adequately balanced by the potential rewards, so we have limited the fund’s exposure to such bonds. Other fund groups have been less cautious, and our defensive strategies have limited the fund’s participation as bond prices proved healthier than anticipated. This was most evident with regard to the fund’s position in airline-related industrial revenue bonds (IDBs), which remains small in comparison to other funds. IDBs are issued by municipalities but backed by the credit of the institution benefiting from the financing. Investor perceptions about the backer’s stability, or that of its industry group, can affect the prices of these bonds more than the rating of the issuing municipality. Airline profits plunged after the terrorist attacks of September 2001 and several major carriers went into bankruptcy, but the industry rebounded in 2006 and early in 2007, as energy prices declined and more people took to the air. Although the airline business appears to be regaining stability, we still believe caution is warranted.

However, we have been building the fund’s position in single-family housing bonds. In general, single-family housing bonds tend to perform well when interest rates are expected to rise because investors are less concerned about refinancing. With the yield difference between lower- and higher-quality bonds now extremely narrow, our analysts’ research helped identify single-family housing issues with relatively high ratings and attractive yields. We believe the issues we selected give us an opportunity to add to the portfolio’s diversification and maintain its income target without sacrificing quality.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We continue to monitor indications of Fed policy and how they are likely to affect its efforts to engineer a “soft landing” for the economy. A soft landing occurs when economic growth slows but is still solid enough to sustain job creation and corporate profits. Therefore, while we anticipate that economic growth is likely to slow as we move further into 2007, we plan to maintain a defensive duration strategy until longer-range Fed policy becomes clearer. In addition, given the municipal bond market’s exceptionally strong performance relative to Treasuries throughout the period, valuations have become elevated to levels that, we believe, argue in favor of maintaining a defensive approach over the near term.

In our view, the extended rally among lower-rated, higher-yielding bonds may be in its final stages. We base this view, in part, on the fact that the difference in yield between Aaa-rated bonds and Baa-rated bonds — the highest and lowest investment-grade ratings, respectively — is at its narrowest point since late 1999. In other words, the higher-income advantage available to those willing to assume additional credit risk has diminished substantially. It has been our experience that when investor demand is this high, many high-yielding securities can become overpriced. We continue to believe that this is not the most opportune time to reach too far out in time, or too far down in quality, to seek higher income. Over the near term, we will continue to focus on some areas — notably, single-family housing and power company IDBs — where we believe the fund may benefit from ongoing economic growth without being exposed to undue risk.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Your fund’s performance

This section shows your fund’s performance for periods ended January 31, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581.

Fund performance

Total return for periods ended 1/31/07

	Class A		Class B		Class C		Class M
(inception dates)	(9/20/93)		(9/9/85)		(2/1/99)		(12/29/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Annual average
(life of fund)	6.81%	6.62%	6.42%	6.42%	5.95%	5.95%	6.58%	6.42%

10 years	59.57	53.64	50.66	50.66	47.20	47.20	54.93	49.90
Annual average	4.78	4.39	4.18	4.18	3.94	3.94	4.48	4.13

5 years	30.61	25.64	26.72	24.72	25.43	25.43	28.74	24.51
Annual average	5.49	4.67	4.85	4.52	4.64	4.64	5.18	4.48

3 years	19.29	14.79	17.00	13.99	16.39	16.39	18.24	14.48
Annual average	6.06	4.71	5.37	4.46	5.19	5.19	5.74	4.61

1 year	5.76	1.91	5.20	0.20	4.84	3.84	5.48	2.06

6 months	3.29	–0.53	2.99	–2.01	2.77	1.77	3.13	–0.25

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a maximum sales charge of 3.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Performance for class A, C, and M shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns
For periods ended 1/31/07

		Lipper High Yield
	Lehman Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average
(life of fund)	7.51%	6.92%

10 years	74.22	67.74
Annual average	5.71	5.28

5 years	28.32	36.09
Annual average	5.11	6.33

3 years	12.45	19.75
Annual average	3.99	6.18

1 year	4.29	6.79

6 months	3.06	3.96

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 1/31/07, there were 82, 78, 73, 66, and 38 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 1/31/07

Distributions*	Class A		Class B	Class C	Class M

Number	6		6	6	6

Income[1]	$0.312988		$0.272064	$0.261654	$0.294490

Capital gains[2]	—		—	—	—

Total	$0.312988		$0.272064	$0.261654	$0.294490

Share value:	NAV	POP	NAV	NAV	NAV	POP

7/31/06	$12.95	$13.45	$12.97	$12.96	$12.95	$13.39

1/31/07	13.06	13.57	13.08	13.06	13.06	13.50

Current yield (end of period)

Current dividend rate[3]	4.70%	4.53%	4.07%	3.92%	4.42%	4.28%

Taxable equivalent[4]	7.23	6.97	6.26	6.03	6.80	6.58

Current 30-day SEC yield[5]	3.93	3.78	3.30	3.15	3.65	3.53

Taxable equivalent[4]	6.05	5.82	5.08	4.85	5.62	5.43

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 35% federal tax rate for 2007. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income, calculated using SEC guidelines.

Fund performance as of most recent calendar quarter

Total return for periods ended 12/31/06

	Class A		Class B		Class C		Class M
(inception dates)	(9/20/93)		(9/9/85)		(2/1/99)		(12/29/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Annual average
(life of fund)	6.84%	6.65%	6.44%	6.44%	5.98%	5.98%	6.61%	6.45%

10 years	60.10	54.24	51.22	51.22	47.71	47.71	55.46	50.44
Annual average	4.82	4.43	4.22	4.22	3.98	3.98	4.51	4.17

5 years	31.50	26.51	27.60	25.60	26.37	26.37	29.59	25.38
Annual average	5.63	4.82	5.00	4.66	4.79	4.79	5.32	4.63

3 years	20.45	15.91	18.17	15.17	17.51	17.51	19.39	15.55
Annual average	6.40	5.04	5.72	4.82	5.53	5.53	6.09	4.94

1 year	6.17	2.31	5.60	0.60	5.24	4.24	5.88	2.44

6 months	4.24	0.38	3.95	–1.05	3.73	2.73	4.07	0.71

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Tax-Free High Yield Fund from August 1, 2006, to January 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 4.15	$ 7.37	$ 8.13	$ 5.58

Ending value (after expenses)	$1,032.90	$1,029.90	$1,027.70	$1,031.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2007, use the calculation method below. To find the value of your investment on August 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 08/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 4.13	$ 7.32	$ 8.08	$ 5.55

Ending value (after expenses)	$1,021.12	$1,017.95	$1,017.19	$1,019.71

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M

Your fund’s annualized
expense ratio	0.81%	1.44%	1.59%	1.09%

Average annualized expense
ratio for Lipper peer group*	0.86%	1.49%	1.64%	1.14%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam Tax-Free High Yield Fund	17%	21%	18%	29%	20%

Lipper High Yield Municipal Debt
Funds category average	32%	33%	30%	30%	34%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 12/31/06.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2006. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of January 31, 2007, and January 31, 2006.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 1/31/06.

Trustee and Putnam employee fund ownership

As of January 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$103,000	$101,000,000

Putnam employees	$584,000	$454,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $400,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of Putnam High Yield Municipal Trust, Putnam Managed Municipal Income Trust, and Putnam Tax-Free Health Care Fund.

Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam California Investment Grade Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, and Putnam Tax Exempt Income Fund.

Paul Drury, Brad Libby, Susan McCormack, and Thalia Meehan may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended January 31, 2007, Portfolio Member Paul Drury became Portfolio Leader, and Brad Libby and Thalia Meehan became Portfolio Members, of your fund. Also during the period, Portfolio Leader David Hamlin and Portfolio Member James St. John left your fund’s management team.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of January 31, 2007, and January 31, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006						•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007						•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 1/31/06.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Lehman Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 53rd percentile in management fees and in the 24th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committees, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High-Yield Municipal Debt Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

54th	36th	62nd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 82, 78, and 71 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper High-Yield Municipal Debt Funds category for the one-, five-, and ten-year periods ended December 31, 2006 were 69%, 75%, and 70%, respectively. Over the one-, five-, and ten-year periods ended December 31, 2006, the fund ranked 54th out of 78, 50th out of 66, and 27th out of 38 funds, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 1/31/07 (Unaudited)

Key to abbreviations
AMBAC AMBAC Indemnity Corporation	FRN Floating Rate Notes
CIFG CIFG Assurance North America, Inc.	FSA Financial Security Assurance
COP Certificate of Participation	GNMA Coll. Government National Mortgage
FGIC Financial Guaranty Insurance Company	Association Collateralized
FHA Insd. Federal Housing Administration Insured	G.O. Bonds General Obligation Bonds
FHLMC Coll. Federal Home Loan Mortgage	MBIA MBIA Insurance Company
Corporation Collateralized	PSFG Permanent School Fund Guaranteed
FNMA Coll. Federal National Mortgage	Q-SBLF Qualified School Board Loan Fund
Association Collateralized	U.S. Govt. Coll. U.S. Government Collateralized
FRB Floating Rate Bonds	VRDN Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (97.5%)*
	Rating**	Principal amount	Value

Alabama (1.1%)
AL Hsg. Fin. Auth. Rev. Bonds (Single Fam.
Mtge.), Ser. F, GNMA Coll., FNMA Coll.,
FHLMC Coll., 5 1/2s, 10/1/37	Aaa	$3,000,000	$3,158,370
Jackson Cnty., Hlth. Care Auth. Rev. Bonds,
5.7s, 5/1/19	BB+	9,170,000	9,194,759
Phenix City, Indl. Dev. Board Rev. Bonds
(Mead Coated Board), Ser. A, 5.3s, 4/1/27
(Prerefunded)	AAA	1,000,000	1,035,900
Sylacauga, Hlth. Care Auth. Rev. Bonds
(Coosa Valley Med. Ctr.), Ser. A
6s, 8/1/35	B/P	500,000	518,075
6s, 8/1/25	B/P	1,700,000	1,773,406
			15,680,510

Arizona (1.8%)
AZ Hlth. Fac. Auth. Rev. Bonds
(Bethesda Foundation), Ser. A, 6.4s, 8/15/27	BB–/P	1,500,000	1,511,400
Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.), Ser. A
7 5/8s, 12/1/29	B+/P	7,300,000	8,089,349
7 1/4s, 12/1/19	B+/P	500,000	544,990
Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
(Sierra Vista Regl. Hlth. Ctr.), 7 3/4s, 12/1/30	BB+/P	3,240,000	3,562,769
(Sierra Vista Cmnty. Hosp.), 6.45s, 12/1/17	BB+/P	2,395,000	2,600,683
(Sierra Vista Regl. Hlth. Ctr.), Ser. A,
6.2s, 12/1/21	BB+/P	960,000	1,025,117
Marana, Impt. Dist. Special Assmt. Bonds
(Tangerine Farms Road), 4.6s, 1/1/26	Baa1	2,825,000	2,775,845

MUNICIPAL BONDS AND NOTES (97.5%)* continued
	Rating**	Principal amount	Value

Arizona continued
Navajo Cnty., Indl. Dev. Rev. Bonds (Stone
Container Corp.), 7.2s, 6/1/27	B/P	$2,500,000	$2,564,125
Pima Cnty., Indl Dev. Auth. Rev. Bonds
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB–	2,450,000	2,395,414
Queen Creek, Special Assmt. Bonds
(Dist. No. 1)
5s, 1/1/20	Baa2	500,000	513,425
5s, 1/1/19	Baa2	500,000	514,640
5s, 1/1/26	Baa2	625,000	638,313
			26,736,070

Arkansas (1.3%)
AR State Hosp. Dev. Fin. Auth. Rev. Bonds
(Washington Regl. Med. Ctr.), 7 3/8s,
2/1/29 (Prerefunded)	Baa2	10,500,000	11,535,510
Independence Cnty., Poll. Control Rev. Bonds
(Entergy AR, Inc.), 5s, 1/1/21	A–	1,500,000	1,535,745
Jefferson Cnty., Poll. Control Rev. Bonds
(Entergy AR, Inc.), 4.6s, 10/1/17	A–	1,405,000	1,417,617
Springdale, Sales & Use Tax Rev. Bonds, FSA,
4 1/8s, 7/1/25	AAA	2,500,000	2,482,425
Washington Cnty., Hosp. Rev. Bonds (Regl.
Med. Ctr.), Ser. B, 5s, 2/1/25	Baa2	1,750,000	1,797,530
			18,768,827

California (11.4%)
ABAG Fin. Auth. COP (American Baptist
Homes), Ser. A, 5.85s, 10/1/27	BBB–	3,000,000	3,069,180
Azusa, Cmnty. Fac. Dist. Special Tax Bonds
(No. 05-1)
5s, 9/1/37	BB–/P	1,390,000	1,395,616
Ser. 05-1, Class 1, 4.8s, 9/1/19	BB–/P	1,005,000	1,001,211
CA Hlth. Fac. Fin. Auth. Rev. Bonds
(CA-NV Methodist), 5s, 7/1/26	A+	1,000,000	1,047,340
(Stanford Hosp. & Clinics), Ser. A,
5s, 11/15/23	A2	5,000,000	5,233,500
CA State G.O. Bonds
5.1s, 2/1/34	A+	2,000,000	2,039,340
5s, 5/1/23	A1	24,265,000	25,569,001
CA State Dept. of Wtr. Resources Rev. Bonds,
Ser. A, 5 1/2s, 5/1/11	A1	7,000,000	7,469,910
CA State Econ. Recvy. G.O. Bonds, Ser. A,
5s, 7/1/17	AA+	3,650,000	3,829,033
CA Statewide Cmnty. Dev. Auth. Special Tax
Rev. Bonds (Citrus Garden Apt. Project — D1),
5 1/4s, 7/1/22 #	A	1,000,000	1,035,350
CA Statewide Cmntys., Dev. Auth. Rev. Bonds
(Huntington Memorial Hosp.), 5s, 7/1/21	A+	3,210,000	3,373,903

MUNICIPAL BONDS AND NOTES (97.5%)* continued
	Rating**	Principal amount	Value

California continued
Cathedral City, Impt. Board Act of 1915
Special Assmt. Bonds (Cove Impt. Dist.),
Ser. 04-02
5.05s, 9/2/35	BB+/P	$1,830,000	$1,852,930
5s, 9/2/30	BB+/P	1,730,000	1,749,411
4 3/4s, 9/2/18	BB+/P	485,000	486,727
Chula Vista, Cmnty. Fac. Dist. Special Tax Bonds
(No. 08-1 Otay Ranch Village Six),
6s, 9/1/33	BB/P	2,855,000	2,967,915
(No. 07-I Otay Ranch Village Eleven),
5.1s, 9/1/26	BB	375,000	381,521
(No. 07-1 Otay Ranch Village Eleven),
5.8s, 9/1/28	BB/P	2,000,000	2,111,360
Corona, COP (Vista Hosp. Syst.), zero %,
7/1/29 (In default) (F) †	D/P	31,900,000	350,900
Elk Grove CA Special Tax Bonds (Cmnty.
Fac. Poppy Ridge No. 03-01), 6s, 9/1/34
(Prerefunded)	BB/P	3,000,000	3,136,440
Folsom, Special Tax Rev. Bonds (Cmnty.
Facs. Dist. No. 10), 5 7/8s, 9/1/28	BB/P	1,750,000	1,811,828
Foothill/Eastern Corridor Agcy. Rev. Bonds
(CA Toll Roads), 5 3/4s, 1/15/40	Baa3	300,000	311,175
Gilroy, Rev. Bonds (Bonfante Gardens Park),
8s, 11/1/25	B/P	4,218,000	3,820,875
Golden State Tobacco Securitization Corp.
Rev. Bonds
Ser. A, 5s, 6/1/45	A2	3,250,000	3,350,165
Ser. 03 A-1, 5s, 6/1/21	BBB	1,635,000	1,639,284
Irvine, Impt. Board Act of 1915 Special
Assmt. Bonds
(No. 00-18 Group 3), 5.55s, 9/2/26	BBB–/P	995,000	1,025,158
(No. 03-19 Group 4), 5s, 9/2/29	BB+/P	705,000	710,844
Jurupa, Cmnty. Svcs. Dist. Special Tax
(Dist. No. 19 Eastvale), 5s, 9/1/27	BB/P	1,000,000	1,002,300
Lammersville, School Dist. Cmnty. Fac.
Special Tax (No. 2002 Mountain House),
5s, 9/1/26	BB/P	750,000	759,083
North Natomas, Cmnty. Fac. Special Tax
Bonds (Dist. No. 4), Ser. D, 5s, 9/1/33	BBB–/P	150,000	151,667
North Natomas, Cmnty. Fac. Dist. Special
Tax Bonds, Ser. D, 5s, 9/1/26	BBB–/P	1,100,000	1,117,534
Northstar, Cmnty. Svcs. Dist. Special Tax
Bonds (Cmnty. Fac. Dist. No. 1), 5s, 9/1/26	BB–/P	2,000,000	1,999,920
Oakley, Pub. Fin. Auth. Rev. Bonds
6s, 9/2/34	BB–/P	2,395,000	2,443,858
5 7/8s, 9/2/24	BB–/P	1,370,000	1,397,797

MUNICIPAL BONDS AND NOTES (97.5%)* continued
	Rating**	Principal amount	Value

California continued
Orange Cnty., Cmnty. Fac. Dist. Special
Tax Bonds
(No. 03-1 Ladera Ranch), Ser. A,
5.4s, 8/15/21	BBB/P	$1,240,000	$1,284,057
(No. 02-1 Ladera Ranch), Ser. A,
5.55s, 8/15/33	BBB/P	2,875,000	2,943,540
(No. 03-1 Ladera Ranch), Ser. A,
5.4s, 8/15/22	BBB/P	1,520,000	1,573,747
Orange Cnty., Local Trans. Auth. Sales Tax
Rev. Bonds, 6.2s, 2/14/11	AA+	11,200,000	12,025,328
Poway, Unified School Dist. Cmnty. Facs.
Special Tax Bonds (Cmnty. Fac. Dist.
No. 14-Del Sur), 5 1/8s, 9/1/26	BB–/P	2,200,000	2,228,996
Rancho Mirage, JT Powers Fin. Auth. Rev.
Bonds (Eisenhower Med. Ctr.), 5 7/8s, 7/1/26	A3	1,700,000	1,885,249
Roseville, Cmnty. Fac. Special Tax Bonds
(Dist. No. 1 — Crocker), 6s, 9/1/33	BB/P	1,500,000	1,573,590
(Dist. No. 1 — Westpark), 5 1/4s, 9/1/19	BB/P	205,000	211,181
(Dist. No. 1 — Westpark), 5 1/4s, 9/1/18	BB/P	125,000	128,773
(Dist. No. 1 — Westpark), 5 1/4s, 9/1/25	BB/P	3,810,000	3,896,944
(Dist. No. 1 — Fiddyment), 5s, 9/1/23	BB/P	1,065,000	1,072,338
(Dist. No. 1 — Fiddyment), 5s, 9/1/22	BB/P	1,035,000	1,042,856
Sacramento, Special Tax Bonds (North
Natomas Cmnty. Fac.),
Ser. 97-01 5.1s, 9/1/35	BB/P	1,525,000	1,544,047
Ser. 97-01 5s, 9/1/29	BB/P	1,370,000	1,384,577
Ser 97-01 5s, 9/1/21	BB/P	1,325,000	1,347,499
Ser. 01-03, 6s, 9/1/28	BBB/P	700,000	738,591
San Diego, Assn. of Bay Area Governments
Fin. Auth. For Nonprofit Corps. Rev. Bonds
(San Diego Hosp.), Ser. A, 6 1/8s, 8/15/20	Baa1	1,100,000	1,188,363
San Francisco City & Cnty. Redev. Agcy. Cmnty.
Fac. Dist. Dist. Special Tax (No. 6 Mission Bay
South), Ser. A, 5.15s, 8/1/35	BB–/P	1,500,000	1,519,545
San Joaquin Hills, Trans. Corridor Agcy. Toll Rd.
Rev. Bonds, Ser. A, 5 1/2s, 1/15/28	Ba2	1,500,000	1,506,240
Santaluz, Cmnty. Facs. Dist. No. 2 Special
Tax Rev. Bonds (Impt. Area No. 1),
Ser. B, 6 3/8s, 9/1/30	BBB/P	6,720,000	6,777,994
Southern CA Pub. Pwr. Auth. Rev. Bonds
(Transmission), 6s, 7/1/12	Aa3	700,000	700,679
Sunnyvale, Special Tax Rev. Bonds (Cmnty.
Fac. Dist. No. 1), 7 3/4s, 8/1/32	BB–/P	6,780,000	7,464,238
Thousand Oaks, Cmnty. Fac. Dist. Special Tax
Rev. Bonds (Marketplace 94-1), zero %, 9/1/14	B/P	8,745,000	5,167,158
Vallejo, COP (Marine World Foundation)
7.2s, 2/1/26	BBB–/P	9,500,000	9,772,745
7s, 2/1/17	BBB–/P	6,840,000	7,036,376
			165,656,727

MUNICIPAL BONDS AND NOTES (97.5%)* continued
	Rating**	Principal amount	Value

Colorado (0.9%)
CO Hlth. Fac. Auth. Rev. Bonds
(Evangelical Lutheran), 5.9s, 10/1/27	A3	$5,000,000	$5,405,350
(Christian Living Cmntys.), Ser. A,
5 3/4s, 1/1/26	BB–/P	550,000	576,846
(Evangelical Lutheran), 5 1/4s, 6/1/21	A3	220,000	233,814
(Evangelical Lutheran), 5 1/4s, 6/1/19	A3	280,000	298,463
(Evangelical Lutheran), 5 1/4s, 6/1/17	A3	1,500,000	1,607,220
CO Springs, Hosp. Rev. Bonds
6 3/8s, 12/15/30	A3	755,000	822,731
6 3/8s, 12/15/30 (Prerefunded)	A3	745,000	818,278
Larimer Cnty., G.O. Bonds (Poudre Impt. —
School Dist. No. 1), 7s, 12/15/16	Aa3	3,000,000	3,705,150
			13,467,852

Connecticut (1.0%)
CT State Dev. Auth. Rev. Bonds
(East Hills Woods), Ser. A, 7 3/4s, 11/1/17	B–/P	4,559,021	4,535,907
(Elm Park Baptist), 5s, 12/1/13	BBB+	1,000,000	1,019,610
(East Hills Woods), Ser. B, zero %, 3/1/21	B–/P	604,924	33,319
CT State Dev. Auth. 1st. Mtg. Gross Rev.
Hlth. Care Rev. Bonds (Elim Street Park
Baptist, Inc.), 5.85s, 12/1/33	BBB+	2,000,000	2,122,900
CT State Dev. Auth. Poll. Control Rev.
Bonds (Western MA), Ser. A, 5.85s, 9/1/28	Baa2	7,000,000	7,330,400
			15,042,136

Delaware (0.3%)
DE St. Hlth. Fac. Auth. Rev. Bonds (Beebe
Med. Ctr.), Ser. A, 5s, 6/1/24	Baa1	900,000	930,258
GMAC Muni. Mtge. Trust 144A sub. notes,
Ser. A1-3, 5.3s, 10/31/39	A3	3,500,000	3,678,710
New Castle Cnty., Rev. Bonds (Newark
Charter School, Inc.), 5s, 9/1/36	BBB–	600,000	608,640
			5,217,608

District of Columbia (0.8%)
DC G.O. Bonds, Ser. A, FSA, 5s, 6/1/25	Aaa	5,000,000	5,271,000
DC Tobacco Settlement Fin. Corp. Rev. Bonds,
6 1/4s, 5/15/24	BBB	5,690,000	6,074,360
			11,345,360

Florida (8.1%)
Aberdeen Cmnty., Dev. Dist. Special
Assmt. Bonds,
5 1/2s, 5/1/36	BB–/P	4,700,000	4,786,574
Ser. 1, 5 1/4s, 11/1/15	BB–/P	1,485,000	1,470,640
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.)
5s, 4/1/24	A2	2,500,000	2,608,075
5s, 4/1/16	A2	1,025,000	1,078,772

MUNICIPAL BONDS AND NOTES (97.5%)* continued
	Rating**	Principal amount	Value

Florida continued
CFM Cmnty. Dev. Dist. Rev. Bonds
Ser. A, 6 1/4s, 5/1/35	BB–/P	$3,900,000	$4,176,042
Ser. B, 5 7/8s, 5/1/14	BB–/P	500,000	511,295
Clearwater Cay, Cmnty. Dev. Dist. Special
Assmt. Bonds, Ser. A, 5 1/2s, 5/1/37	BB–/P	4,300,000	4,350,826
Connerton West, Cmnty. Dev. Dist. Rev.
Bonds, Ser. B, 5 1/8s, 5/1/16	BB–/P	1,255,000	1,259,029
Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds
(Baptist Hosp. & Baptist Manor),
5 1/8s, 10/1/19	Baa1	1,650,000	1,680,971
Fishhawk, Cmnty. Dev. Dist. II Rev. Bonds,
Ser. B
5 1/8s, 11/1/09	BB/P	1,450,000	1,448,710
5s, 11/1/07	BB/P	50,000	50,028
FL Hsg. Fin. Corp. Rev. Bonds, Ser. G,
5 3/4s, 1/1/37	Aa1	3,250,000	3,483,578
Halifax, Hosp. Med. Ctr. Rev. Bonds,
Ser. A, U.S. Govt. Coll., 7 1/4s, 10/1/29
(Prerefunded)	AAA/F	1,000,000	1,132,240
Heritage Harbour Marketplace Cmnty., Dev.
Dist. Special Assmt., 5.6s, 5/1/36	BB–/P	2,600,000	2,654,782
Heritage Isle at Viera, Cmnty. Dev. Dist.
Special Assmt. Bonds, 5s, 11/1/13	BB/P	2,865,000	2,837,525
Highlands Cnty., Hlth. Fac. Auth. Rev. Bonds
(Adventist Sunbelt), Ser. A, 6s, 11/15/31
(Prerefunded)	A2	3,000,000	3,309,360
Islands at Doral III, Cmnty. Dev. Dist. Special
Assmt. Bonds, Ser. 04-A, 5.9s, 5/1/35	BB/P	4,035,000	4,181,309
Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac.
Rev. Bonds
(Shell Point Village), Ser. A, 5 1/2s, 11/15/29	BBB–	4,350,000	4,461,534
(Shell Pt./Alliance Oblig. Group),
5 1/8s, 11/15/36	BBB–	625,000	636,263
Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
(Mount Sinai Med. Ctr.), Ser. A, 6.7s, 11/15/19	Ba1	2,000,000	2,196,020
Middle Village Cmnty. Dev. Dist. Special Assmt.,
Ser. A, 6s, 5/1/35	BB–/P	2,000,000	2,091,720
Myrtle Creek, Impt. Dist. Special Assmt.
Bonds, Ser. A, 5.2s, 5/1/37	BB–/P	2,245,000	2,224,526
North Springs, Impt. Dist. Special Assmt.
Rev. Bonds (Parkland Golf Country Club),
Ser. A-1, 5.45s, 5/1/26	BB–/P	1,950,000	1,975,643
Old Palm, Cmnty. Dev. Dist. Special Assmt.
Bonds (Palm Beach Gardens), Ser. A,
5.9s, 5/1/35	BB/P	990,000	1,032,125
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
(Orlando Regl. Hlth. Care), U.S. Govt.
Coll., 5 3/4s, 12/1/32 (Prerefunded)	A2	2,700,000	2,969,568
(Adventist Hlth. Syst.), 5 5/8s, 11/15/32
(Prerefunded)	A+	3,750,000	4,117,613

MUNICIPAL BONDS AND NOTES (97.5%)* continued
	Rating**	Principal amount	Value

Florida continued
Palm Coast Pk. Cmnty. Dev. Dist. Special
Assmt. Bonds, 5.7s, 5/1/37	BB–/P	$2,700,000	$2,749,275
Reunion West, Cmnty. Dev. Dist. Special
Assmt. Bonds, 6 1/4s, 5/1/36	BB–/P	5,210,000	5,486,443
Riverwood Estates, Cmnty. Dev. Dist.
Special Assmt. Bonds
Ser. A, 5.35s, 5/1/37	BB–/P	1,000,000	973,760
Ser. B, 5s, 5/1/13	BB–/P	2,000,000	1,982,020
South Bay, Cmnty. Dev. Dist. Rev. Bonds
Ser. B-2, 5 3/8s, 5/1/13	BB–/P	500,000	502,560
Ser. B-1, 5 1/8s, 11/1/09	BB–/P	1,640,000	1,641,853
South Village, Cmnty. Dev. Dist. Rev. Bonds,
Ser. A, 5.7s, 5/1/35	BB–/P	2,960,000	3,040,897
Tampa Bay, Cmnty. Dev. Dist. Special Assmt.
Bonds (New Port), Ser. A, 5 7/8s, 5/1/38	BB–/P	6,100,000	6,276,717
Tern Bay, Cmnty. Dev. Dist. Special
Assmt. Bonds
Ser. A, 5 3/8s, 5/1/37	BB–/P	4,600,000	4,655,936
Ser. B, 5s, 5/1/15	BB–/P	500,000	497,295
Tolomato, Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.4s, 5/1/37	BB–/P	2,450,000	2,475,750
Town Ctr. at Palm Coast Cmnty., Dev. Dist.
Special Assmt., 6s, 5/1/36	BB–/P	1,975,000	2,059,451
Turnbull Creek Cmnty., Dev. Dist.
Special Assmt.
5.8s, 5/1/35	BB–/P	1,975,000	2,037,134
5 1/4s, 5/1/37	BB–/P	1,000,000	1,000,640
Verandah, West Cmnty. Dev. Dist. Rev. Bonds
(Cap. Impt.), Ser. A, 6 5/8s, 5/1/33	BBB–/P	955,000	1,024,429
Verano Ctr. Cmnty. Dev. Dist. Special
Assmt. Bonds (Cmnty. Infrastructure),
Ser. B, 5s, 11/1/13	BB–/P	3,325,000	3,311,600
Ser. A, 5 3/8s, 5/1/37	BB–/P	1,030,000	1,033,780
Wentworth Estates, Cmnty. Dev. Dist.
Special Assmt. Bonds,
Ser. A, 5 5/8s, 5/1/37	BB–/P	2,000,000	2,048,120
Ser. B, 5 1/8s, 11/1/12	BB–/P	2,470,000	2,465,554
West Palm Beach, Cmty. Redev. Agcy.
(Northwood — Pleasant), 5s, 3/1/25	A	980,000	1,017,612
Westchester Cmnty. Dev. Dist. No. 1
Special Assmt. (Cmnty. Infrastructure),
6 1/8s, 5/1/35	BB–/P	2,250,000	2,386,530
World Commerce Cmnty. Dev. Dist. Special
Assmt., Ser. A-1
6 1/2s, 5/1/36	BB–/P	1,950,000	2,082,912
6 1/4s, 5/1/22	BB–/P	1,805,000	1,916,856
5 1/2s, 5/1/38	BB–/P	2,000,000	1,996,840
			117,388,732

MUNICIPAL BONDS AND NOTES (97.5%)* continued
	Rating**	Principal amount	Value

Georgia (2.1%)
Atlanta, Wtr. & Waste Wtr. VRDN, Ser. C,
FSA, 3.7s, 11/1/41	VMIG1	$5,300,000	$5,300,000
Effingham Cnty., Indl. Dev. Auth. Rev.
Bonds (Pacific Corp.), 6 1/2s, 6/1/31	B2	3,400,000	3,585,266
Forsyth Cnty., Hosp. Auth. Rev. Bonds
(GA Baptist Hlth. Care Syst.), U.S. Govt. Coll.,
6 3/8s, 10/1/28 (Prerefunded)	AAA	6,000,000	7,381,020
Fulton Cnty., Res. Care Fac. Rev. Bonds
(Canterbury Court), Class A,
6 1/8s, 2/15/34	B+/P	800,000	841,088
(First Mtge. — Lenbrook), Ser. A, 5s, 7/1/17	B/P	2,740,000	2,724,738
Rockdale Cnty., Dev. Auth. Solid Waste Disp.
Rev. Bonds (Visay Paper, Inc.)
7 1/2s, 1/1/26	B+/P	8,475,000	8,512,205
7.4s, 1/1/16	B+/P	1,525,000	1,531,512
			29,875,829

Idaho (0.1%)
ID Hsg. & Fin. Assn. Rev. Bonds (Single Fam.
Mtge.), Ser. C-2, FHA Insd., 5.15s, 7/1/29	Aaa	1,285,000	1,296,475

Illinois (2.4%)
Bedford Pk., Village Rev. Bonds (Hotel/Motel
Tax), Ser. A, 4.9s, 12/1/23	Baa1	3,085,000	3,124,488
Chicago, Special Assmt. Bonds (Lake Shore
East), 6 3/4s, 12/1/32	BB/P	1,500,000	1,623,435
Du Page Cnty., Special Svc. Area No. 31
Special Tax Bonds (Monarch Landing),
5 5/8s, 3/1/36	BB–/P	900,000	939,915
IL Fin. Auth. Rev. Bonds (Landing At
Plymouth Place), Ser. A, 6s, 5/15/25	B+/P	1,550,000	1,637,870
IL Fin. Auth. Solid Waste Disposal (Waste
Mgmt., Inc.), Ser. A, 5.05s, 8/1/29	BBB	500,000	512,275
IL Hlth. Fac. Auth. Rev. Bonds
(Cmnty. Rehab. Providers Fac.),
8 1/4s, 8/1/12	CCC/P	195,635	177,652
(Cmnty. Rehab. Providers Fac.), Ser. A,
7 7/8s, 7/1/20	CCC/P	956,414	875,540
(Hindsdale Hosp.), Ser. A, 6.95s, 11/15/13
(Prerefunded)	Baa1	4,420,000	4,928,742
(St. Benedict), Ser. 03A-1, 6.9s, 11/15/33	B+	1,000,000	1,082,190
(Elmhurst Memorial Hlth. Care),
5 5/8s, 1/1/28	A2	6,000,000	6,368,700
IL State Toll Hwy. Auth. Rev. Bonds, Ser. A-1,
FSA, 5s, 1/1/23	Aaa	12,000,000	12,787,200
			34,058,007

MUNICIPAL BONDS AND NOTES (97.5%)* continued
	Rating**	Principal amount	Value

Indiana (0.9%)
Indianapolis, Arpt. Auth. Rev. Bonds
(Federal Express Corp.), 5.1s, 1/15/17	Baa2	$12,000,000	$12,601,320

Iowa (3.0%)
IA Fin. Auth. Rev. Bonds (Single Fam. Mtge.),
Ser. D, GNMA Coll., FNMA Coll., 5s, 1/1/36	Aaa	3,695,000	3,787,560
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Care Initiatives)
9 1/4s, 7/1/25 (Prerefunded)	AAA	14,160,000	17,339,770
9.15s, 7/1/09 (Prerefunded)	AAA	505,000	542,360
Ser. A, 5 1/4s, 7/1/18	BBB–	2,500,000	2,576,600
Ser. A, 5 1/4s, 7/1/17	BBB–	3,900,000	4,040,361
IA Fin. Auth. Retirement Cmnty. Rev. Bonds
(Friendship Haven), Ser. A, 6s, 11/15/24	BB/P	300,000	306,495
IA State Higher Ed. Loan Auth. Rev. Bonds
(Wartburg), Ser. A
5s, 10/1/21	BBB–/F	730,000	750,747
5s, 10/1/20	BBB–/F	1,270,000	1,308,303
Marion Hlth. Care Fac. Rev. Bonds (First Mtg.),
Ser. IA, 1.76s, 1/1/29	CCC	45,000	46,851
Tobacco Settlement Auth. of IA Rev. Bonds
Ser. C, 5 3/8s, 6/1/38	BBB	3,000,000	3,127,440
Ser. B, zero %, 6/1/34	BBB	9,000,000	9,067,140
			42,893,627

Kansas (0.3%)
Lenexa, Hlth. Care Rev. Bonds
(LakeView Village)
Ser. C, 6 7/8s, 5/15/32	BB+	2,250,000	2,425,433
Ser. B, 6 1/4s, 5/15/26	BB+	1,200,000	1,227,108
			3,652,541

Kentucky (0.7%)
KY Econ. Dev. Fin. Auth. Rev. Bonds
(First Mtg.), Ser. IA, 6 1/2s, 1/1/29	CCC	260,000	270,696
KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds
(Norton Hlth. Care), Ser. A
6 5/8s, 10/1/28 (Prerefunded)	AAA/P	4,915,000	5,436,137
6 5/8s, 10/1/28	A–/F	1,365,000	1,479,510
6 1/8s, 10/1/10	A–/F	2,130,000	2,206,062
6 1/8s, 10/1/10 (Prerefunded)	AAA/P	1,165,000	1,211,542
			10,603,947

Louisiana (1.4%)
De Soto Parish, Env. Impt. Rev. Bonds
(Intl. Paper Co.), Ser. A, 5s, 11/1/18	BBB	3,235,000	3,286,631
LA Hlth. Ed. Auth. Rev. Bonds
(Lambert House), Ser. A, 6.2s, 1/1/28	B+/P	3,000,000	3,065,970

MUNICIPAL BONDS AND NOTES (97.5%)* continued
	Rating**	Principal amount	Value

Louisiana continued
LA Local Govt. Env. Fac. Cmnty. Dev. Auth.
Rev. Bonds (St. James Place), Ser. A,
7s, 11/1/20	B–/P	$8,828,000	$9,069,358
Tangipahoa Parish Hosp. Svcs. Rev. Bonds
(North Oaks Med. Ctr.), Ser. A, 5s, 2/1/25	A	900,000	925,047
W. Feliciana Parish, Poll. Control Rev. Bonds
(Entergy Gulf States), Ser. B, 6.6s, 9/1/28	BBB–	4,000,000	4,002,640
			20,349,646

Maine (0.4%)
Rumford, Solid Waste Disp. Rev. Bonds
(Boise Cascade Corp.), 6 7/8s, 10/1/26	Ba3	5,500,000	6,046,095

Maryland (1.8%)
Howard Cnty., Rev. Bonds, Ser. A, U.S. Govt.
Coll., 8s, 5/15/29 (Prerefunded)	AAA	5,000,000	5,739,950
MD State Hlth. & Higher Edl. Fac. Auth.
Rev. Bonds
(Mercy Ridge), Ser. A, 6s, 4/1/35	BBB+	2,000,000	2,164,720
(Medstar Hlth.), 5 1/2s, 8/15/33	Baa1	1,500,000	1,584,075
(Medstar Hlth.), 5 3/8s, 8/15/24	Baa1	2,000,000	2,122,460
(Edenwald), Ser. A, 5.2s, 1/1/24	BB/P	300,000	309,213
(Edenwald), Ser. A, 5.2s, 1/1/20	BB/P	350,000	361,550
(Edenwald), Ser. A, 5 1/8s, 1/1/19	BB/P	100,000	103,043
(King Farm Presbyterian Cmnty.), Ser. B,
4 3/4s, 1/1/13	B/P	4,435,000	4,425,775
MD State Indl. Dev. Fin. Auth. Econ. Dev.
Rev. Bonds (Our Lady of Good Counsel
School), Ser. A, 6s, 5/1/35	B/P	600,000	640,476
MuniMae Tax Exempt Bond Subsidiary, LLC
Rev. Bonds, Ser. A-2, 4.9s, 6/30/49	A3	2,000,000	2,024,060
Westminster, Econ. Dev. Rev. Bonds
(Carroll Lutheran Village), Ser. A
6 1/4s, 5/1/34	BB/P	3,400,000	3,572,992
6s, 5/1/24	BB/P	2,000,000	2,085,520
Westminster, Ed Fac. Rev. Bonds (McDaniel
College, Inc.), 5s, 11/1/21	BBB+	1,000,000	1,042,210
			26,176,044

Massachusetts (3.8%)
MA State Dev. Fin. Agcy. Rev. Bonds
(Lasell College), 6 3/4s, 7/1/31	BB+/P	5,115,000	5,377,144
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments/HPHC), Ser. A,
9s, 12/15/15	BBB–/P	7,815,000	9,614,795
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BBB–	6,000,000	6,567,120
(Winchester Hosp.), Ser. E, 6 3/4s, 7/1/30
(Prerefunded)	BBB/F	4,900,000	5,335,463

MUNICIPAL BONDS AND NOTES (97.5%)* continued
	Rating**	Principal amount	Value

Massachusetts continued
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(UMass Memorial), Ser. C, 6 5/8s, 7/1/32	Baa2	$9,750,000	$10,703,745
(Berkshire Hlth. Syst.), Ser. E,
6 1/4s, 10/1/31	BBB+	4,400,000	4,780,732
(Hlth. Care Syst. Covenant Hlth.), Ser. E,
6s, 7/1/31	A	7,200,000	7,820,856
(Caritas Christi Oblig. Group), Ser. A,
5 1/4s, 7/1/08	BBB	2,630,000	2,663,270
MA State Indl. Fin. Agcy. Rev. Bonds
(1st Mtge. Stone Institution & Newton),
7.9s, 1/1/24	BB–/P	750,000	754,935
(Sr. Living Fac. Forge Hill), 7s, 4/1/17	B/P	1,580,000	1,617,367
			55,235,427

Michigan (3.1%)
Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev.
Bonds (Glacier Hills, Inc.), State & Local Govt.
Coll., 8 3/8s, 1/15/19 (Prerefunded)	AAA	2,299,000	2,881,865
Detroit, Swr. Disp. FRN, Ser. D, FSA,
4.191s, 7/1/32	Aaa	3,750,000	3,754,875
Dickinson Cnty., Econ. Dev. Corp. Rev. Bonds,
5 3/4s, 6/1/16	BBB	7,000,000	7,447,020
Flint, Hosp. Bldg. Auth. Rev. Bonds
(Hurley Med. Ctr.), 6s, 7/1/20	Ba1	2,350,000	2,473,375
Garden City, Hosp. Fin. Auth. Rev. Bonds
(Garden City Hosp. OB Group), Ser. A
5 3/4s, 9/1/17	Ba1	3,000,000	3,053,040
5 5/8s, 9/1/10	Ba1	1,360,000	1,385,228
Kentwood, Economic Dev. Rev. Bonds
(Holland Home), Ser. A, 5s, 11/15/22	BB–/P	1,000,000	1,006,680
MI State Hosp. Fin. Auth. Rev. Bonds
(Oakwood Hosp.), Ser. A, 5 3/4s, 4/1/32	A2	2,500,000	2,652,425
Ser. A, 4 3/4s, 4/15/31	A1	3,000,000	2,999,790
MI State Hsg. Dev. Auth. Rev. Bonds, Ser. A,
3.9s, 6/1/30	AA+	4,000,000	3,981,080
MI State Strategic Fund Solid Waste Disp.
Rev. Bonds
(Genesee Pwr. Station), 7 1/2s, 1/1/21	B/P	2,700,000	2,740,743
(SD Warren Co.), Ser. C, 7 3/8s, 1/15/22	BB/P	5,000,000	5,078,350
Midland Cnty., Econ. Dev. Corp. Rev. Bonds,
6 3/4s, 7/23/09	B3	3,250,000	3,339,083
Whitmore Lake, Pub. School Dist. G.O. Bonds,
FGIC, Q-SBLF, 5s, 5/1/28	Aaa	2,275,000	2,413,434
			45,206,988

MUNICIPAL BONDS AND NOTES (97.5%)* continued
	Rating**	Principal amount	Value

Minnesota (1.1%)
Cohasset, Poll. Control Rev. Bonds
(Allete, Inc.), 4.95s, 7/1/22	A	$6,605,000	$6,752,556
Inver Grove Heights, Nursing Home Rev.
Bonds (Presbyterian Homes Care)
5 1/2s, 10/1/41	B/P	1,000,000	1,011,120
5 3/8s, 10/1/26	B/P	250,000	252,558
MN State Higher Ed. Fac. Auth. VRDN
(St. Olaf College), Ser. 5-M2, 3.73s, 10/1/20	VMIG1	1,825,000	1,825,000
MN State Hsg. Fin. Agcy. Rev. Bonds
(Res. Hsg.)
Ser. H, 5s, 1/1/36	Aa1	1,870,000	1,912,337
Ser. B, 5s, 7/1/34	AA+	910,000	932,823
Sauk Rapids Hlth. Care & Hsg. Fac. Rev. Bonds
(Good Shepherd Lutheran Home), 6s, 1/1/34	B+/P	800,000	822,216
St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast), 6s, 11/15/25	Baa3	1,250,000	1,374,350
St. Paul, Port Auth. Lease Rev. Bonds
(Regions Hosp. Pkg. Ramp), Ser. 1
5s, 8/1/36	BBB–/P	275,000	276,238
5s, 8/1/21	BBB–/P	475,000	482,206
			15,641,404

Mississippi (0.9%)
Lowndes Cnty., Solid Waste Disp. & Poll.
Control Rev. Bonds (Weyerhaeuser Co.)
Ser. A, 6.8s, 4/1/22	Baa2	715,000	868,546
Ser. B, 6.7s, 4/1/22	Baa2	2,500,000	3,010,150
MS Bus. Fin. Corp. Poll. Control Rev. Bonds
(Syst. Energy Resources, Inc.), 5 7/8s, 4/1/22	BBB–	2,000,000	2,014,760
MS Home Corp. Rev. Bonds (Single Fam. Mtge.)
Ser. B-2, GNMA Coll., FNMA Coll.,
6.45s, 12/1/33	Aaa	4,350,000	4,495,682
Ser. B, GNMA Coll., FNMA Coll.,
5 1/2s, 6/1/36	Aaa	1,345,000	1,398,410
MS Hosp. Equip. & Fac. Auth. Rev. Bonds
(Hosp. South Central), 5 1/4s, 12/1/21	BBB+	500,000	528,660
			12,316,208

Missouri (1.8%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth.
Care Fac. Rev. Bonds (St. Francis Med. Ctr.),
Ser. A
5 1/2s, 6/1/32	A+	3,000,000	3,187,020
5 1/2s, 6/1/27	A+	3,250,000	3,448,900
Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev.
Bonds (First Mtg. Bishop Spencer), Ser. A,
6 1/4s, 1/1/24	BB–/P	2,000,000	2,075,540

MUNICIPAL BONDS AND NOTES (97.5%)* continued
	Rating**	Principal amount	Value

Missouri continued
MO State Hlth. & Edl. Fac. Auth. Rev.
Bonds (BJC Hlth. Syst.), 5 1/4s, 5/15/32	Aa2	$2,500,000	$2,613,900
MO State Hlth. & Edl. Fac. Auth. VRDN
(Cox Hlth. Syst.), AMBAC, 3.74s, 6/1/22	VMIG1	1,500,000	1,500,000
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Mtge.), Ser. D-2, GNMA Coll.,
FNMA Coll., 6 1/2s, 9/1/29	AAA	1,450,000	1,468,009
(Single Fam.), Ser. E-1, GNMA Coll., FNMA
Coll., 6.45s, 9/1/29	AAA	495,000	516,344
(Single Fam. Homeowner Loan), Ser. A-2,
GNMA Coll., 6.3s, 3/1/30	AAA	2,775,000	2,846,456
(Single Fam. Home Ownership Loan), Ser. B,
GNMA Coll., FNMA Coll., 5.8s, 9/1/35	AAA	5,355,000	5,697,988
(Single Fam. Homeowner Loan), Ser. C,
GNMA Coll., FNMA Coll., 5.6s, 9/1/35	AAA	955,000	1,006,532
(Single Fam. Home Ownership Loan),
Ser. A-1, GNMA Coll., FNMA Coll.,
6 3/4s, 3/1/34	AAA	1,130,000	1,183,935
			25,544,624

Montana (0.4%)
Forsyth, Poll. Control VRDN (Pacific Corp.),
3.74s, 1/1/18	P–1	3,600,000	3,600,000
MT Fac. Fin. Auth. Rev. Bonds (Sr. Living
St. Johns Lutheran), Ser. A, 6s, 5/15/25	B+/P	750,000	784,658
MT State Board Inv. Exempt Fac. Rev. Bonds
(Still Water Mining Project), 8s, 7/1/20	B3	750,000	789,840
			5,174,498

Nebraska (—%)
Kearney, Indl. Dev. Rev. Bonds
(Great Platte River), 8s, 9/1/12	D/P	123,433	92,970
(Brookhaven), zero %, 9/1/12	D/P	1,582,934	15,829
			108,799

Nevada (2.5%)
Clark Cnty., Impt. Dist. Special Assmt.Bonds
(Dist. No. 142), 6 3/8s, 8/1/23	BB–/P	995,000	1,030,253
(Summerlin No. 151), 5s, 8/1/20	BB/P	340,000	345,369
(Summerlin No. 151), 5s, 8/1/19	BB/P	1,150,000	1,170,447
(Summerlin No. 151), 5s, 8/1/18	BB/P	1,115,000	1,137,802
(Summerlin No. 151), 5s, 8/1/17	BB/P	1,320,000	1,349,647
(Summerlin No. 151), 5s, 8/1/25	BB/P	305,000	308,925
Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
Gas Corp. Project), Ser. C, 5.45s, 3/1/38	Baa3	5,350,000	5,571,116
Clark Cnty., Local Impt. Dist. Special Assmt.
Bonds (No. 142), 6.1s, 8/1/18	BB–/P	1,500,000	1,552,290

MUNICIPAL BONDS AND NOTES (97.5%)* continued
	Rating**	Principal amount	Value

Nevada continued
Henderson, Local Impt. Dist. Special
Assmt. Bonds
(No. T-14), 5.8s, 3/1/23	BB/P	$3,970,000	$4,091,284
(No. T-14), 5.55s, 3/1/17	BB/P	2,365,000	2,436,872
(No. T-16), 5 1/8s, 3/1/25	BB–/P	500,000	502,210
(No. T-18), 5s, 9/1/16	BB–/P	375,000	385,909
(No. T-18), 5s, 9/1/15	BB–/P	2,295,000	2,362,634
(No. T-18), 5s, 9/1/14	BB–/P	2,330,000	2,399,457
(No. T-16), 4.8s, 3/1/15	BB–/P	1,795,000	1,803,293
(No. T-16), 5.1s, 3/1/21	BB–/P	1,250,000	1,262,163
(No. T-17), 5s, 9/1/25	BB/P	825,000	836,039
(No. T-16), 5s, 3/1/20	BB–/P	1,000,000	1,006,500
Las Vegas, Local Impt. Board Special Assmt.
(Dist. No. 607), 6s, 6/1/19	BB–/P	1,000,000	1,031,400
(Dist. No. 607), 5.9s, 6/1/18	BB–/P	200,000	206,244
(Dist. No. 607), 5.9s, 6/1/17	BB–/P	1,500,000	1,546,980
Las Vegas, Special Impt. Dist. Rev. Bonds
(No. 809 — Summerlin Area), 5.65s, 6/1/23	BB/P	805,000	833,763
Washoe Cnty., Wtr. Fac. Mandatory Put Bonds
(Sierra Pacific Pwr. Co.), 5s, 7/1/09	Ba1	3,500,000	3,531,570
			36,702,167

New Hampshire (2.1%)
NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
(Riverwoods at Exeter), Ser. A,
6 1/2s, 3/1/23	BBB–/P	1,000,000	1,019,480
(Riverwoods at Exeter), Ser. A,
6 3/8s, 3/1/13	BBB–/P	235,000	239,331
(Rivermead at Peterborough), 5 3/4s, 7/1/28	BB/P	6,000,000	6,082,800
NH Hlth. & Ed. Fac. Auth. Rev. Bonds
(Huntington at Nashua), Ser. A, 6 7/8s, 5/1/33	BB–/P	2,200,000	2,325,598
NH State Bus. Fin. Auth. Rev. Bonds
(Alice Peck Day Hlth. Syst.), Ser. A,
7s, 10/1/29	BBB–/P	3,000,000	3,155,340
(Franklin Regl. Hosp. Assn.), Ser. A, 6.05s,
9/1/29 (Prerefunded)	BBB–/P	4,180,000	4,355,602
(Proctor Academy), Ser. A, 5.6s, 6/1/28	Baa2	3,550,000	3,617,202
NH State Bus. Fin. Auth. Poll. Control Rev.
Bonds (Pub. Svc. Co.), Ser. D, 6s, 5/1/21	Baa1	7,000,000	7,286,440
NH State Bus. Fin. Auth. Poll. Control &
Solid Waste Rev. Bonds (Crown Paper Co.),
7 3/4s, 1/1/22 (In default) †	D	8,551,027	86
NH State Hsg. Fin. Auth. Single Family
Rev. Bonds (Mtge. Acquisition), Ser. C,
5.85s, 1/1/35	Aa2	2,770,000	2,901,215
			30,983,094

MUNICIPAL BONDS AND NOTES (97.5%)* continued

	Rating**	Principal amount	Value

New Jersey (4.7%)
NJ Econ. Dev. Auth. Rev. Bonds
(Cedar Crest Village, Inc.), Ser. A, 7s,
11/15/16 (Prerefunded)	AAA/P	$900,000	$950,256
(Newark Arpt. Marriot Hotel), 7s, 10/1/14	Ba1	9,200,000	9,351,524
(First Mtge. Presbyterian Home), Ser. A,
6 3/8s, 11/1/31	BB/P	500,000	527,005
(United Methodist Homes), Ser. A-1,
6 1/4s, 7/1/33	BB+	3,000,000	3,199,170
(First Mtge. Presbyterian Home), Ser. A,
6 1/4s, 11/1/20	BB/P	500,000	526,475
(First Mtge. Lions Gate), Ser. A,
5 7/8s, 1/1/37	B/P	800,000	829,192
(Cigarette Tax), 5 1/2s, 6/15/24	Baa2	9,000,000	9,393,480
(Seabrook Village), 5 1/4s, 11/15/26	BB–/P	1,000,000	1,019,920
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(Gen. Hosp. Ctr.-Passaic Inc.), FSA, 6 3/4s,
7/1/19 (Prerefunded)	Aaa	6,000,000	7,308,900
(South Jersey Hosp.), 6s, 7/1/12	Baa1	5,000,000	5,388,400
NJ State Rev. Bonds (Trans. Syst.), Ser. C,
AMBAC, zero %, 12/15/24	Aaa	19,000,000	8,732,590
Tobacco Settlement Fin. Corp. Rev. Bonds
6 3/4s, 6/1/39 (Prerefunded)	BBB	2,000,000	2,316,520
6 1/4s, 6/1/43 (Prerefunded)	BBB	1,535,000	1,735,287
6s, 6/1/37 (Prerefunded)	BBB	6,260,000	6,895,390
Ser. 1A, 4 1/2s, 6/1/23	BBB	9,750,000	9,561,533
			67,735,642

New Mexico (0.9%)
Farmington, Poll. Control Rev. Bonds
(Tucson Elec. Pwr. Co. San Juan), Ser. A,
6.95s, 10/1/20	Baa3	5,500,000	5,700,860
(San Juan), Ser. B, 4 7/8s, 4/1/33	Baa2	1,200,000	1,217,700
NM Mtge. Fin. Auth. Rev. Bonds (Single
Fam. Mtge.)
Ser. C, GNMA Coll., FNMA Coll., FHLMC
Coll., 5.85s, 1/1/37	AAA	1,165,000	1,251,000
Ser. B-2, GNMA Coll., FNMA Coll.,
FHLMC Coll., 6.1s, 7/1/29	AAA	925,000	941,077
Ser. C, GNMA Coll., FNMA Coll., FHLMC
Coll., 5.82s, 9/1/33	AAA	1,735,000	1,838,475
Ser. D-2, GNMA Coll., FNMA Coll.,
FHLMC Coll., 5.64s, 9/1/33	AAA	2,310,000	2,371,631
			13,320,743

New York (5.7%)
Albany, Indl. Dev. Agcy. Rev. Bonds (Charitable
Leadership), Ser. A, 5 3/4s, 7/1/26	Ba2	2,000,000	2,073,480
Huntington, Hsg. Auth. Rev. Bonds (Gurwin
Jewish Sr. Residence), Ser. A, 6s, 5/1/39	B+/P	1,250,000	1,278,900

MUNICIPAL BONDS AND NOTES (97.5%)* continued
	Rating**	Principal amount	Value

New York continued
Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
(North Shore Hlth. Syst. Project D),
5 1/4s, 11/1/07	A3	$1,575,000	$1,590,923
NY City, G.O. Bonds, Ser. C, 5 1/2s, 8/1/13	AA–	8,000,000	8,655,520
NY City, Indl. Dev. Agcy. Rev. Bonds
(Liberty-7 World Trade Ctr.), Ser. B,
6 3/4s, 3/1/15	B–/P	2,300,000	2,471,281
(Liberty-7 World Trade Ctr.), Ser. A,
6 1/4s, 3/1/15	B–/P	3,875,000	4,121,566
(Brooklyn Navy Yard Cogen. Partners),
5.65s, 10/1/28	BBB–	3,250,000	3,285,913
(Queens Baseball Stadium — Pilot), AMBAC,
5s, 1/1/26	Aaa	2,500,000	2,660,600
NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Brooklyn Polytech. U. Project J),
6 1/8s, 11/1/30	BB+	500,000	521,515
NY City, Indl. Dev. Agcy. Special Fac. FRB
(American Airlines — JFK Intl. Arpt.),
7 5/8s, 8/1/25	B	1,500,000	1,838,535
NY City, Indl. Dev. Agcy. Special Fac.
Rev. Bonds
(American Airlines — JFK Intl. Arpt.),
7 1/2s, 8/1/16	B	11,990,000	14,237,286
(American Airlines — JFK Intl. Arpt.),
7 1/8s, 8/1/11	B	4,500,000	4,801,545
(British Airways PLC), 5 1/4s, 12/1/32	Ba2	2,325,000	2,327,999
(Jetblue Airways Corp.), 5s, 5/15/20	B	675,000	669,134
NY City, State Dorm. Auth. Lease Rev. Bonds
(Court Fac.), 6s, 5/15/39 (Prerefunded)	A+	2,800,000	3,017,224
NY State Dorm. Auth. Rev. Bonds
(NY U. Hosp. Ctr.), Ser. A, 5s, 7/1/20	Ba2	1,500,000	1,548,795
(Mt. Sinai NYU Hlth.), Ser. C, 5s, 7/1/11	Baa2	2,360,000	2,387,990
NY State Energy Research & Dev. Auth. Gas
Fac. Rev. Bonds (Brooklyn Union Gas),
6.952s, 7/1/26	A+	1,800,000	1,839,312
Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds
(St. Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29	BB+/P	1,500,000	1,533,960
Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
(Solvay Paperboard, LLC), 7s, 11/1/30
(acquired 12/9/98, cost $8,900,000) ‡	BB/P	8,900,000	9,277,983
Port Auth. NY & NJ Rev. Bonds
(Kennedy Intl. Arpt. — 3rd Installment),
7s, 10/1/07	BB+/P	300,000	300,531
(Kennedy Intl. Arpt. — 4th Installment),
6 3/4s, 10/1/11	BB+/P	2,500,000	2,528,475
Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
(Peconic Landings), Ser. A, 8s, 10/1/20	B+/P	4,000,000	4,388,080

MUNICIPAL BONDS AND NOTES (97.5%)* continued
	Rating**	Principal amount	Value

New York continued
Suffolk Cnty., Indl. Dev. Agcy. Civic Fac.
Rev. Bonds
(Southampton Hosp. Assn.), Ser. B,
7 5/8s, 1/1/30	B–/P	$3,675,000	$3,934,345
(Gurwin Jewish-Phase II), 6.7s, 5/1/39	B+/P	1,000,000	1,084,260
			82,375,152

North Carolina (2.5%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
Ser. C
5 3/8s, 1/1/17	Baa2	7,500,000	7,964,400
5 3/8s, 1/1/16	Baa2	1,000,000	1,063,000
5.3s, 1/1/15	Baa2	2,000,000	2,122,520
NC Hsg. Fin. Agcy. Rev. Bonds
(Homeownership), Ser. 26, Class A,
5 1/2s, 1/1/38	Aa2	1,000,000	1,061,080
NC Med. Care Cmnty. Hlth. Care Fac.
Rev. Bonds
(First Mtge. — Presbyterian Homes),
5 3/8s, 10/1/22	BB/P	4,250,000	4,403,553
(Pines at Davidson), Ser. A, 5s, 1/1/17	A–/F	980,000	1,038,457
(Pines at Davidson), Ser. A, 5s, 1/1/14	A–/F	940,000	993,289
(Pines at Davidson), Ser. A, 5s, 1/1/13	A–/F	895,000	943,554
(Pines at Davidson), Ser. B, 4.2s, 7/1/10	A–/F	400,000	401,288
NC Med. Care Comm. Retirement Fac.
Rev. Bonds
(First Mtge. Givens Estates), Ser. A,
6 1/2s, 7/1/32	BB–/P	4,500,000	4,827,060
(First Mtge. United Methodist), Ser. C,
5 1/2s, 10/1/32	BB+/P	1,600,000	1,654,976
(First Mtge. United Methodist), Ser. C,
5 1/4s, 10/1/24	BB+/P	200,000	205,018
NC State Muni. Pwr. Agcy. Rev. Bonds
(No. 1, Catawba Elec.), Ser. B, 6 1/2s, 1/1/20	A3	9,000,000	9,711,810
			36,390,005

North Dakota (0.1%)
ND State Hsg. Fin. Agcy. Rev. Bonds (Home
Mtge.), Ser. D, 5.95s, 7/1/19	Aa1	895,000	901,668

Ohio (2.1%)
Coshocton Cnty., Env. Rev. Bonds (Smurfit-
Stone Container Corp.), 5 1/8s, 8/1/13	CCC+	1,600,000	1,607,440
Cuyahoga Cnty., Rev. Bonds, Ser. A, 6s, 1/1/15	AA–	4,500,000	5,012,010
OH State Env. Impt. Rev. Bonds (USX Corp.),
5 5/8s, 5/1/29	Baa1	750,000	790,853

MUNICIPAL BONDS AND NOTES (97.5%)* continued
	Rating**	Principal amount	Value

Ohio continued
OH State Higher Edl. Fac. Mandatory
Put Bonds (Kenyon College)
4.95s, 7/1/15	A+	$2,500,000	$2,624,325
4.85s, 7/1/14	A+	5,000,000	5,204,850
4.7s, 7/1/13	A+	5,000,000	5,147,450
OH State Higher Edl. Fac. Rev. Bonds (Case
Western Reserve U.), 5 1/2s, 10/1/22
(Prerefunded)	AA–	3,000,000	3,261,960
OH State Wtr. Dev. Auth. Poll. Control
Fac. Rev. Bonds, 6.1s, 8/1/20	Baa2	6,000,000	6,175,380
OH State Wtr. Dev. Auth. Solid Waste Disp.
Rev. Bonds (Bay Shore Power Co.), Ser. A,
5 7/8s, 9/1/20	BB+/P	1,200,000	1,210,872
			31,035,140

Oklahoma (0.8%)
OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Hlth.
Care Syst.), Ser. A, U.S. Govt. Coll., 5 5/8s,
8/15/29 (Prerefunded)	Aaa	3,075,000	3,236,192
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeowner Loan), Ser. D-2, GNMA Coll.,
FNMA Coll., 7.1s, 9/1/26	Aaa	725,000	750,861
(Homeownership Loan), Ser. C-2, GNMA
Coll., FNMA Coll., 5.7s, 9/1/35	Aaa	1,670,000	1,749,091
(Homeownership Loan), Ser. B,
5.35s, 3/1/35	Aaa	2,135,000	2,227,638
OK State Cap. Impt. Auth. State Facs. VRDN
(Higher Ed.), Ser. D-1, CIFG, 3.74s, 7/1/31	VMIG1	3,700,000	3,700,000
			11,663,782

Oregon (0.9%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza), 6 1/2s, 12/1/29	BB–/P	8,900,000	9,347,225
OR State G.O. Bonds (Veterans Welfare),
Ser. 81, 5 1/4s, 10/1/42	Aa3	2,000,000	2,063,860
OR State Hsg. & Cmnty. Svcs. Dept. Rev. Bonds
(Single Fam. Mtge.), Ser. B, 5 3/8s, 7/1/34	Aa2	1,885,000	1,949,373
			13,360,458

Pennsylvania (4.8%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(Hlth. Syst.), Ser. B, 9 1/4s, 11/15/15	Ba3	6,255,000	7,423,809
Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
(Env. Impt.), 5 1/2s, 11/1/16	BB	2,805,000	2,962,809
(Env. Impt. USX Corp.), 4 3/4s, 12/1/32	Baa1	5,000,000	5,193,700
Bucks Cnty., Indl. Dev. Auth. Retirement Cmnty.
Rev. Bonds (Ann’s Choice, Inc.), Ser. A
6 1/8s, 1/1/25	BB/P	3,840,000	4,072,896
5.1s, 1/1/12	BB/P	600,000	604,110

MUNICIPAL BONDS AND NOTES (97.5%)* continued
	Rating**	Principal amount	Value

Pennsylvania continued
Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
(Panther Creek Partners), 6.65s, 5/1/10	BBB–	$7,505,000	$7,773,904
Chester Cnty., Hlth. & Ed. Fac. Auth. Rev.
Bonds (Jenners Pond, Inc.)
7 5/8s, 7/1/34 (Prerefunded)	AAA/P	1,700,000	2,036,226
7 1/4s, 7/1/24 (Prerefunded)	AAA/P	1,725,000	2,034,896
Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Gen. Hosp.), 5 1/2s, 3/15/26 (Prerefunded)	A+	1,500,000	1,647,780
Lebanon Cnty., Hlth. Facs. Rev. Bonds
(Pleasant View Retirement), Ser. A,
5 1/8s, 12/15/20	BB–/P	1,000,000	1,008,630
Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds
(St. Luke’s Hosp. — Bethlehem),
5 3/8s, 8/15/33	Baa1	5,250,000	5,495,175
(Lehigh Valley Hosp. Hlth. Network),
Ser. A, 5 1/4s, 7/1/32	A1	3,860,000	4,035,244
Montgomery Cnty., Indl. Auth. Resource
Recvy. Rev. Bonds (Whitemarsh Cont Care),
6 1/4s, 2/1/35	B/P	2,400,000	2,540,520
New Morgan, Indl. Dev. Auth. Solid Waste
Disp. Rev. Bonds (New Morgan
Landfill Co., Inc.), 6 1/2s, 4/1/19	BB–	1,750,000	1,752,783
PA State Econ. Dev. Fin. Auth. Resource Recvy.
Rev. Bonds (Northampton Generating), Ser. A
6.6s, 1/1/19	B+	1,100,000	1,116,588
6 1/2s, 1/1/13	B+	3,000,000	3,041,940
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Widener U.), 5.4s, 7/15/36	BBB+	1,500,000	1,578,180
Philadelphia, Hosp. & Higher Ed. Fac. Auth.
Rev. Bonds (Graduate Hlth. Syst. Oblig.
Group), 7 1/4s, 7/1/18 (In default) †	D/P	4,858,731	9,717
Sayre, Hlth. Care Fac. Auth. Rev. Bonds
(Guthrie Hlth.), Ser. A, 5 7/8s, 12/1/31	A–	2,750,000	2,972,750
Scranton, G.O. Bonds, Ser. C
7.1s, 9/1/31 (Prerefunded)	AAA/P	3,060,000	3,471,815
7s, 9/1/22 (Prerefunded)	AAA/P	1,000,000	1,130,420
Washington Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (First Mtge. AHF/Central),
7 3/4s, 1/1/29	B/P	1,245,000	1,306,839
West Cornwall, Tpk. Muni. Auth. Rev. Bonds
(Elizabethtown College), 6s, 12/15/27
(Prerefunded)	BBB+	2,500,000	2,734,925
West Shore, Area Hosp. Auth. Rev. Bonds
(Holy Spirit Hosp.), 6 1/4s, 1/1/32	BBB	2,000,000	2,139,720
York Cnty., Indl. Dev. Auth. Rev. Bonds
(PSEG Power, LLC), Ser. A, 5 1/2s, 9/1/20	Baa1	2,000,000	2,107,540
			70,192,916

MUNICIPAL BONDS AND NOTES (97.5%)* continued
	Rating**	Principal amount	Value

Puerto Rico (1.1%)
Cmnwlth. of PR, G.O. Bonds (Pub. Impt.),
Ser. B, 5 1/4s, 7/1/17	BBB	$2,500,000	$2,722,400
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev.
Bonds, Ser. K, 5s, 7/1/21	BBB+	5,500,000	5,768,950
PR Indl. Tourist Edl. Med. & Env. Control
Fac. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Baa3	7,400,000	8,053,420
			16,544,770

Rhode Island (0.2%)
Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. A
6 1/4s, 6/1/42	BBB	1,310,000	1,398,805
6 1/8s, 6/1/32	BBB	1,465,000	1,565,733
			2,964,538

South Carolina (3.2%)
Piedmont, Muni. Elec. Pwr. Agcy. Rev. Bonds
Ser. A, FGIC, 6 1/2s, 1/1/16 (Prerefunded)	Aaa	3,080,000	3,677,489
Ser. A, FGIC, 6 1/2s, 1/1/16 (Prerefunded)	Aaa	630,000	741,315
(Unrefunded Balance 2004), Ser. A, FGIC,
6 1/2s, 1/1/16	Aaa	2,410,000	2,859,561
SC Hosp. Auth. Rev. Bonds (Med. U.), Ser. A,
6 1/2s, 8/15/32 (Prerefunded)	AAA	5,750,000	6,511,300
SC Hsg. Fin. & Dev. Auth. Mtge. Rev. Bonds,
Ser. A-2, AMBAC, 5s, 7/1/35	Aaa	2,640,000	2,704,495
SC Jobs Econ. Dev. Auth. Hosp. Fac.
Rev. Bonds
(Palmetto Hlth. Alliance), Ser. A, 7 3/8s,
12/15/21 (Prerefunded)	BBB+/F	3,800,000	4,334,318
(Palmetto Hlth.), Ser. C, 6 3/8s, 8/1/34
(Prerefunded)	Baa1	2,670,000	3,045,616
(Palmetto Hlth.), Ser. C, 6 3/8s, 8/1/34
(Prerefunded)	Baa1	330,000	376,424
(Palmetto Hlth.), Ser. C, 6s, 8/1/20
(Prerefunded)	Baa1	4,450,000	4,981,197
(Palmetto Hlth.), Ser. C, 6s, 8/1/20
(Prerefunded)	Baa1	550,000	615,654
SC Tobacco Settlement Rev. Mgt. Rev. Bonds,
Ser. B
6 3/8s, 5/15/30	BBB	9,000,000	10,457,460
6 3/8s, 5/15/28	BBB	6,000,000	6,446,100
			46,750,929

MUNICIPAL BONDS AND NOTES (97.5%)* continued
	Rating**	Principal amount	Value

South Dakota (0.4%)
SD Edl. Enhancement Funding Corp. SD
Tobacco Rev. Bonds, Ser. B, 6 1/2s, 6/1/32	BBB	$3,550,000	$3,889,274
SD State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Sioux Valley Hosp. & Hlth. Syst.), Ser. A,
5 1/2s, 11/1/31	A1	1,230,000	1,313,689
			5,202,963

Tennessee (1.4%)
Elizabethton, Hlth. & Edl. Fac. Board Rev.
Bonds (Hosp. Ref. & Impt.), Ser. B, 8s, 7/1/33	Baa2	4,000,000	4,688,960
Johnson City, Hlth. & Edl. Fac. Board
Hosp. Rev. Bonds
(First Mtge. Mountain States Hlth.),
Ser. A, 7 1/2s, 7/1/33	BBB+	6,500,000	7,534,995
(Mountain States Hlth.), Ser. A,
7 1/2s, 7/1/25	BBB+	3,000,000	3,484,440
Memphis-Shelby Cnty., Arpt. Auth. Rev. Bonds
(Federal Express Corp.)
5.05s, 9/1/12	Baa2	500,000	522,925
4 1/2s, 7/1/14	Baa2	2,000,000	2,020,000
Sullivan Cnty., Hlth. Edl. & Hsg. Hosp. Fac.
Board Rev. Bonds (Wellmont Hlth. Syst.),
Ser. C
5s, 9/1/22	BBB+	420,000	433,860
5s, 9/1/19	BBB+	1,460,000	1,510,472
			20,195,652

Texas (5.7%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
(Sears Methodist Retirement), Ser. A
7s, 11/15/33	BB/P	2,500,000	2,710,575
5.9s, 11/15/25	BB/P	6,850,000	6,936,995
Bexar Cnty., Hsg. Fin. Auth. Corp. Rev. Bonds
(American Opty-Waterford), Ser. A1,
7s, 12/1/36	Baa2	4,500,000	4,853,295
Crawford Ed. Fac. Rev. Bonds (U. St. Thomas),
5 3/8s, 10/1/27	BBB+	3,985,000	4,157,152
Denton, G.O. Bonds, VRDN, Ser. 05-A,
3.53s, 8/1/35	A–1+	1,000,000	1,000,000
Edgewood, Indpt. School Dist. Bexar Cnty.
G.O. Bonds, Ser. A, PSFG, 5s, 2/15/29	Aaa	5,000,000	5,213,350
Fort Worth, Higher Ed. Fin. Corp. Rev. Bonds
(Wesleyan U.), Ser. A, 6s, 10/1/12	Ba2	1,720,000	1,731,593
Georgetown, Hlth. Fac. Dev. Corp. Rev. Bonds
(Georgetown Hlth. Care Syst.), 6 1/4s, 8/15/29
(Prerefunded)	AAA/P	4,100,000	4,410,288
Harris Cnty., Hlth. Fac. Dev. Corp. Hosp. Rev.
Bonds (Memorial Hermann Hlth. Care Syst.),
Class A, 5 1/4s, 12/1/17	A+	1,500,000	1,600,905

MUNICIPAL BONDS AND NOTES (97.5%)* continued
	Rating**	Principal amount	Value

Texas continued
Houston, Arpt. Syst. Rev. Bonds
(Special Fac. — Continental Airlines, Inc.),
Ser. E, 6 3/4s, 7/1/21	B–	$7,000,000	$7,607,180
(Continental Airlines, Inc.), Ser. C,
5.7s, 7/15/29	B–	3,000,000	3,074,940
North Central TX Hlth. Fac. Dev. Corp.
VRDN (Hosp. Presbyterian Med. Ctr.),
Ser. D, MBIA, 1.65s, 12/1/15	VMIG1	700,000	700,000
North East Indpt. School Dist. G.O. Bonds,
PSFG, 5s, 8/1/29	Aaa	7,150,000	7,472,179
Round Rock, Hotel Occupancy Tax Rev. Bonds
(Convention Ctr. Complex), 5.85s, 12/1/24
(Prerefunded)	BBB/P	5,265,000	5,545,151
Sabine River Auth. Rev. Bonds (TXU Electric),
Ser. C, 5.2s, 5/1/28	Baa2	1,000,000	1,045,630
Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds,
6s, 10/1/21	Baa2	8,000,000	8,457,840
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Rev.
Bonds (Northwest Sr. Hsg. Edgemere), Ser. A,
5 3/4s, 11/15/16	BB–/P	775,000	821,919
Tarrant Cnty., Hlth. Fac. Dev. (TX Hlth.
Resource Sys.), Ser. A, MBIA, 5 3/4s, 2/15/12	Aaa	4,000,000	4,329,160
Tomball, Hosp. Auth. Rev. Bonds (Tomball
Regl. Hosp.), 6s, 7/1/25	Baa3	4,945,000	5,154,223
TX State Dept. of Hsg. & Cmnty. Affairs
Rev. Bonds (Single Fam.), Ser. F, FHA
Insd., 5 3/4s, 3/1/37	AAA	5,000,000	5,335,800
			82,158,175

Utah (0.3%)
Carbon Cnty., Solid Waste Disp. Rev. Bonds
(Laidlaw Env.), Ser. A
7 1/2s, 2/1/10	BB–	1,000,000	1,009,690
7.45s, 7/1/17	B+/P	600,000	618,882
Tooele Cnty., Harbor & Term. Dist. Port
Fac. Rev. Bonds (Union Pacific), Ser. A,
5.7s, 11/1/26	Baa2	3,000,000	3,119,790
			4,748,362

Vermont (0.2%)
VT Hsg. Fin. Agcy. Rev. Bonds
Ser. 22, FSA, 5s, 11/1/34	Aaa	960,000	979,267
(Single Fam.), Ser. 23, FSA, 5s, 5/1/34	Aaa	1,395,000	1,425,997
			2,405,264

MUNICIPAL BONDS AND NOTES (97.5%)* continued
	Rating**	Principal amount	Value

Virginia (2.1%)
Clarke Cnty., Indl. Dev. Auth. Hosp. Facs.
VRDN (Winchester Med. Ctr., Inc.), FSA,
3.51s, 1/1/30	VMIG1	$600,000	$600,000
Henrico Cnty., Econ. Dev. Auth. Rev. Bonds
(United Methodist), Ser. A
6.7s, 6/1/27	BB+/P	5,250,000	5,593,980
6 1/2s, 6/1/22	BB+/P	3,000,000	3,190,470
Hopewell, Indl. Dev. Auth. Env. Impt. Rev.
Bonds (Smurfit-Stone Container Corp.),
5 1/4s, 6/1/15	CCC+	2,000,000	2,026,620
James Cnty., Indl. Dev. Auth. Rev. Bonds
(Williamsburg), Ser. A, 6 1/8s, 3/1/32	BB–/P	2,500,000	2,664,800
Peninsula Ports Auth. Rev. Bonds (VA Baptist
Homes), Ser. A, 7 3/8s, 12/1/32 (Prerefunded)	AAA	4,000,000	4,812,000
Suffolk, Redev. & Hsg. Auth. Rev. Bonds
(Beach-Oxford Apts.)
6 1/4s, 10/1/33 (acquired 8/18/98,
cost $5,510,000) ‡	BB–/P	5,510,000	5,592,650
6.1s, 4/1/26 ( acquired 8/18/98,
cost $5,000,000) ‡	BB–/P	5,000,000	5,070,300
Winchester, Indl. Dev. Auth. Res. Care Fac.
Rev. Bonds (Westminster-Canterbury), Ser. A
5.3s, 1/1/35	BB	1,000,000	1,018,690
5.2s, 1/1/27	BB/P	300,000	305,433
			30,874,943

Washington (2.2%)
Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	BBB	6,250,000	6,890,188
6 1/2s, 6/1/26	BBB	10,965,000	12,051,632
WA State Hsg. Fin. Comm. Rev. Bonds
(Single Fam.), Ser. 3A, GNMA Coll., FNMA
Coll., 4.15s, 12/1/25	Aaa	2,475,000	2,462,972
WA State Pub. Pwr. Supply Syst. Rev. Bonds
(Nuclear No. 3), Ser. B, MBIA, 7 1/8s, 7/1/16	Aaa	5,000,000	6,152,750
Washington Cnty., Hsg. & Redev. Auth. Rev.
Bonds (Healtheast), 5 1/2s, 11/15/27	Baa3	4,250,000	4,352,000
			31,909,542

West Virginia (0.9%)
Mason Cnty., Poll. Control FRB (Appalachian
Pwr. Co. Project), Ser. L, 5 1/2s, 10/1/22	Baa2	3,475,000	3,591,274
Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
Assn., Inc.), 6.1s, 5/1/29	B2	4,525,000	4,638,985
WV State G.O. Bonds, Ser. D, FGIC, 6 1/2s,
11/1/26 (Prerefunded)	Aaa	3,600,000	4,391,676
			12,621,935

MUNICIPAL BONDS AND NOTES (97.5%)* continued
	Rating**	Principal amount	Value

Wisconsin (1.6%)
Badger Tobacco Settlement Asset
Securitization Corp. Rev. Bonds
7s, 6/1/28	BBB	$2,280,000	$2,540,080
6 3/8s, 6/1/32	BBB	13,250,000	14,452,438
WI Hsg. & Econ. Dev. Auth. Rev. Bonds
(Home Ownership), Ser. D, 4 7/8s, 3/1/36	Aa2	1,955,000	1,996,857
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Wheaton Franciscan Svcs.), 5 1/8s, 8/15/33	A3	2,500,000	2,567,575
(Ascension Hlth. Credit), Ser. A,
5s, 11/15/31	Aa2	1,100,000	1,147,476
			22,704,426

Wyoming (0.2%)
Sweetwater Cnty., Solid Waste Disp. Rev.
Bonds (FMC Corp.), 5.6s, 12/1/35	Baa3	2,000,000	2,125,629
Uinta Cnty. Poll. Control VRDN (Chevron
USA, Inc.), 3.7s, 8/15/20	P–1	1,075,000	1,075,000
			3,200,629

Total municipal bonds and notes (cost $1,338,880,939)			$1,413,028,196

PREFERRED STOCKS (1.0%)*
		Shares	Value

Charter Mac. Equity Trust 144A Ser. A, 6.625%
cum. pfd.		2,000,000	$2,100,780
MuniMae Tax Exempt Bond Subsidiary, LLC
144A Ser. A, 6.875% cum. pfd.		6,000,000	6,336,180
MuniMae Tax Exempt Bond Subsidiary, LLC
144A Ser. B, 7 3/4s cum. pfd.		6,000,000	6,587,820

Total preferred stocks (cost $14,000,000)			$15,024,780

CORPORATE BONDS AND NOTES (0.3%)* (cost $4,500,000)
		Principal amount	Value

GMAC Muni. Mtge. Trust 144A sub. notes
Ser. A1-1, 4.15s, 2039		$4,500,000	$4,472,145

COMMON STOCKS (—%)* (cost $9,057,285)
		Shares	Value

Tembec, Inc. (Canada) †		184,103	$466,758

TOTAL INVESTMENTS

Total investments (cost $1,366,438,224)			$1,432,991,879

* Percentages indicated are based on net assets of $1,448,950,061.

** The Moody’s, Standard & Poor’s, Fitch’s ratings indicated are believed to be the most recent ratings available at January 31, 2007 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at January 31, 2007. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at January 31, 2007 was $19,940,843 or 1.4% of net assets.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 2007.

(F) Security is valued at fair value following procedures approved by the Trustees.

At January 31, 2007, liquid assets totaling $20,593,375 have been designated as collateral for open forward commitments and futures contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on VRDN, Mandatory Put Bonds, Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at January 31, 2007.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following sector concentration greater than 10% at January 31, 2007 (as a percentage of net assets):

Health care                                     34.9%

FUTURES CONTRACTS OUTSTANDING at 1/31/07 (Unaudited)
	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

U.S. Treasury Note 10 yr (Long)	140	$14,945,000	Mar-07	$(131,446)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/07 (Unaudited)
			Payments	Payments	Unrealized
Swap counterparty /		Termination	made by	received by	appreciation/

Notional amount		date	fund per annum	fund per annum	(depreciation)
Citibank, N.A.
$32,500,000	(E)	5/23/12	3 month USD-LIBOR-BBA	4.923%	$(441,350)

50,000,000	(E)	5/23/12	3.422%	U.S. Bond Market Association
				Municipal Swap Index	473,265

JPMorgan Chase Bank, N.A.
44,200,000	(E)	11/8/11	3 month USD-LIBOR-BBA	5.036%	(389,402)

68,000,000	(E)	11/8/11	3.488%	U.S. Bond Market Association
				Municipal Swap Index	317,886

Morgan Stanley Capital Services, Inc.
72,000,000	(E)	11/16/11	3.4695%	U.S. Bond Market Association
				Municipal Swap Index	400,680

Total					$ 361,079

(E) See Note 1 to the financial statements regarding extended effective dates.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/07 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,366,438,224)	$1,432,991,879

Cash	521,033

Interest and other receivables	19,329,337

Receivable for shares of the fund sold	544,313

Receivable for securities sold	6,439,670

Receivable for variation margin (Note 1)	41,563

Unrealized appreciation on swap contracts (Note 1)	1,191,831

Total assets	1,461,059,626

LIABILITIES

Distributions payable to shareholders	2,115,779

Payable for securities purchased	5,648,375

Payable for shares of the fund repurchased	1,425,831

Payable for compensation of Manager (Note 2)	1,243,709

Payable for investor servicing and custodian fees (Note 2)	61,234

Payable for Trustee compensation and expenses (Note 2)	298,187

Payable for administrative services (Note 2)	4,152

Payable for distribution fees (Note 2)	363,395

Unrealized depreciation on swap contracts (Note 1)	830,752

Other accrued expenses	118,151

Total liabilities	12,109,565

Net assets	$1,448,950,061

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,577,063,685

Undistributed net investment income (Note 1)	4,431,206

Accumulated net realized loss on investments (Note 1)	(199,328,118)

Net unrealized appreciation of investments	66,783,288

Total — Representing net assets applicable to capital shares outstanding	$1,448,950,061

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,278,631,331 divided by 97,927,160 shares)	$13.06

Offering price per class A share
(100/96.25 of $13.06)*	$13.57

Net asset value and offering price per class B share
($137,850,382 divided by 10,540,960 shares)**	$13.08

Net asset value and offering price per class C share
($20,982,124 divided by 1,606,197 shares)**	$13.06

Net asset value and redemption price per class M share
($11,486,224 divided by 879,747 shares)	$13.06

Offering price per class M share
(100/96.75 of $13.06)***	$13.50

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/07 (Unaudited)

INTEREST INCOME	$40,933,643

EXPENSES

Compensation of Manager (Note 2)	3,731,783

Investor servicing fees (Note 2)	413,529

Custodian fees (Note 2)	90,759

Trustee compensation and expenses (Note 2)	31,263

Administrative services (Note 2)	12,620

Distribution fees — Class A (Note 2)	1,431,336

Distribution fees — Class B (Note 2)	661,016

Distribution fees — Class C (Note 2)	108,101

Distribution fees — Class M (Note 2)	29,351

Other	137,983

Non-recurring costs (Notes 2 and 5)	278

Costs assumed by Manager (Notes 2 and 5)	(278)

Total expenses	6,647,741

Expense reduction (Note 2)	(222,128)

Net expenses	6,425,613

Net investment income	34,508,030

Net realized gain on investments (Notes 1 and 3)	3,465,678

Net realized loss on futures contracts (Note 1)	(1,681,759)

Net realized loss on swap contracts (Note 1)	(317,694)

Net unrealized appreciation of investments, swap contracts
and futures contracts during the period	11,059,113

Net gain on investments	12,525,338

Net increase in net assets resulting from operations	$47,033,368

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS
	Six months ended	Year ended
	1/31/07*	7/31/06

Operations:
Net investment income	$ 34,508,030	$ 72,511,882

Net realized gain on investments	1,466,225	10,287,364

Net unrealized appreciation (depreciation) of investments	11,059,113	(19,390,182)

Net increase in net assets resulting from operations	47,033,368	63,409,064

Distributions to shareholders: (Note 1)

From ordinary income

Taxable net investment income

Class A	(483,683)	(277,685)

Class B	(55,032)	(44,872)

Class C	(8,017)	(4,600)

Class M	(4,353)	(2,499)

From tax-exempt net investment income

Class A	(30,455,904)	(61,557,412)

Class B	(3,146,705)	(8,252,507)

Class C	(420,302)	(853,874)

Class M	(257,781)	(518,992)

Redemption fees (Note 1)	—	4

Decrease from capital share transactions (Note 4)	(59,383,830)	(149,567,041)

Total decrease in net assets	(47,182,239)	(157,670,414)

NET ASSETS

Beginning of period	1,496,132,300	1,653,802,714

End of period (including undistributed net investment
income of $4,431,206 and $4,754,953, respectively)	$1,448,950,061	$1,496,132,300

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)	investments	operations	income	distributions	fees	of period	value (%)(a)	(in thousands)	assets (%)(b)	net assets (%)	(%)

CLASS A
January 31, 2007**	$12.95	.31	.11	.42	(.31)	(.31)	—	$13.06	3.29*	$1,278,631	.41*	2.37*	8.85*
July 31, 2006	13.02	.62(c)	(.09)	.53	(.60)	(.60)	—(d)	12.95	4.21	1,293,442	.82(c)	4.73(c)	16.97
July 31, 2005	12.46	.60(c)	.57	1.17	(.61)	(.61)	—(d)	13.02	9.59	1,375,968	.85(c)	4.77(c)	21.33
July 31, 2004	12.31	.68(c)	.15	.83	(.68)	(.68)	—	12.46	6.87	798,737	.92(c)	5.43(c)	18.25
July 31, 2003	12.88	.74	(.57)	.17	(.74)	(.74)	—	12.31	1.34	1,000,769.91		5.83	28.90
July 31, 2002	13.39	.83	(.52)	.31	(.82)	(.82)	—	12.88	2.38	1,115,695.90		6.31	19.87

CLASS B
January 31, 2007**	$12.97	.27	.11	.38	(.27)	(.27)	—	$13.08	2.99*	$137,850	.73*	2.05*	8.85*
July 31, 2006	13.04	.53(c)	(.08)	.45	(.52)	(.52)	—(d)	12.97	3.60	169,789	1.45(c)	4.09(c)	16.97
July 31, 2005	12.48	.52(c)	.57	1.09	(.53)	(.53)	—(d)	13.04	8.82	242,213	1.49(c)	4.15(c)	21.33
July 31, 2004	12.33	.60(c)	.15	.75	(.60)	(.60)	—	12.48	6.16	180,830	1.57(c)	4.78(c)	18.25
July 31, 2003	12.90	.67	(.57)	.10	(.67)	(.67)	—	12.33	.82	222,970	1.43	5.32	28.90
July 31, 2002	13.41	.76	(.52)	.24	(.75)	(.75)	—	12.90	1.88	281,825	1.40	5.83	19.87

CLASS C
January 31, 2007**	$12.96	.26	.10	.36	(.26)	(.26)	—	$13.06	2.77*	$20,982	.80*	1.98*	8.85*
July 31, 2006	13.02	.51(c)	(.07)	.44	(.50)	(.50)	—(d)	12.96	3.44	21,381	1.60(c)	3.95(c)	16.97
July 31, 2005	12.47	.50(c)	.56	1.06	(.51)	(.51)	—(d)	13.02	8.64	23,054	1.64(c)	3.97(c)	21.33
July 31, 2004	12.31	.58(c)	.16	.74	(.58)	(.58)	—	12.47	6.11	10,600	1.72(c)	4.64(c)	18.25
July 31, 2003	12.89	.64	(.58)	.06	(.64)	(.64)	—	12.31	.45	12,028	1.71	5.02	28.90
July 31, 2002	13.39	.72	(.51)	.21	(.71)	(.71)	—	12.89	1.64	11,002	1.70	5.46	19.87

CLASS M
January 31, 2007**	$12.95	.29	.11	.40	(.29)	(.29)	—	$13.06	3.13*	$11,486	.55*	2.23*	8.85*
July 31, 2006	13.01	.58(c)	(.07)	.51	(.57)	(.57)	—(d)	12.95	3.97	11,521	1.10(c)	4.45(c)	16.97
July 31, 2005	12.46	.56(c)	.56	1.12	(.57)	(.57)	—(d)	13.01	9.17	12,567	1.14(c)	4.47(c)	21.33
July 31, 2004	12.31	.64(c)	.15	.79	(.64)	(.64)	—	12.46	6.56	6,985	1.22(c)	5.13(c)	18.25
July 31, 2003	12.89	.70	(.58)	.12	(.70)	(.70)	—	12.31	.96	10,429	1.21	5.54	28.90
July 31, 2002	13.39	.79	(.51)	.28	(.78)	(.78)	—	12.89	2.16	11,706	1.20	6.00	19.87

* Not annualized.

** Unaudited.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Note 2):

	7/31/06	7/31/05	7/31/04

Class A	<0.01%	0.02%	0.02%

Class B	<0.01	0.02	0.02

Class C	<0.01	0.02	0.02

Class M	<0.01	0.02	0.02

(d) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

62	63

Notes to financial statements 1/31/07 (Unaudited)

Note 1: Significant accounting policies

Putnam Tax-Free High Yield Fund (the “fund”) is a series of Putnam Tax Free Income Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open end management investment company. The fund pursues its objective of seeking high current income exempt from federal income tax by investing primarily in a combination of lower-rated and investment-grade tax-exempt securities constituting a portfolio that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes does not involve undue risk to income or principal. The fund may invest in higher yielding, lower rated bonds that have a higher rate of default.

The fund offers class A, class B, class C and class M shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay contingent deferred sales charges. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counter-party defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2006, the fund had a capital loss carryover of $195,588,909 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$34,691,361	July 31, 2007

8,579,409	July 31, 2008

1,682,906	July 31, 2009

1,466,587	July 31, 2010

24,697,987	July 31, 2011

87,799,907	July 31, 2012

36,670,752	July 31, 2013

The aggregate identified cost on a tax basis is $1,365,797,215, resulting in gross unrealized appreciation and depreciation of $84,169,296 and $16,974,632, respectively, or net unrealized depreciation of $67,194,664.

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the lesser of (i) and annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, and 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended January 31, 2007,

Putnam Management did not waive any of its management fee from the fund.

For the period ended January 31, 2007, Putnam Management has assumed $278 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC received fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended January 31, 2007, the fund incurred $504,288 for these services. State Street Bank and Trust Company will begin providing custodial functions for the fund’s assets in the subsequent period.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the six months ended January 31, 2007, the fund’s expenses were reduced by $222,128 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $526, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to March 21, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the six months ended January 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $24,540 and $353 from the sale of class A and class M shares, respectively, and received $61,128 and $160 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended January 31, 2007, Putnam Retail Management, acting as underwriter, received $3,301 on class A redemptions.

Note 3: Purchases and sales of securities

During the six months ended January 31, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $128,239,858 and $164,864,471, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At January 31, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 1/31/07:

Shares sold	3,606,858	$47,224,179

Shares issued
in connection
with reinvestment
of distributions	1,631,139	21,334,538

	5,237,997	68,558,717

Shares
repurchased	(7,173,909)	(93,870,526)

Net decrease	(1,935,912)	$(25,311,809)

Year ended 7/31/06:

Shares sold	6,561,827	$84,910,461

Shares issued
in connection
with reinvestment
of distributions	3,088,034	39,968,724

	9,649,861	124,879,185

Shares
repurchased	(15,506,541)	(200,691,184)

Net decrease	(5,856,680)	$(75,811,999)

CLASS B	Shares	Amount

Six months ended 1/31/07:

Shares sold	146,764	$1,924,023

Shares issued
in connection
with reinvestment
of distributions	141,879	1,858,397

	288,643	3,782,420

Shares
repurchased	(2,835,746)	(37,151,124)

Net decrease	(2,547,103)	$(33,368,704)

Year ended 7/31/06:

Shares sold	382,457	$4,651,310

Shares issued
in connection
with reinvestment
of distributions	325,229	4,525,182

	707,686	9,176,492

Shares
repurchased	(6,200,211)	(80,385,967)

Net decrease	(5,492,525)	$(71,209,475)

CLASS C	Shares	Amount

Six months ended 1/31/07:

Shares sold	98,418	$1,286,368

Shares issued
in connection
with reinvestment
of distributions	18,928	247,655

	117,346	1,534,023

Shares
repurchased	(161,094)	(2,108,271)

Net decrease	(43,748)	$(574,248)

Year ended 7/31/06:

Shares sold	219,278	$2,880,196

Shares issued
in connection
with reinvestment
of distributions	37,066	439,711

	256,344	3,319,907

Shares
repurchased	(376,791)	(4,880,043)

Net decrease	(120,447)	$(1,560,136)

CLASS M	Shares	Amount

Six months ended 1/31/07:

Shares sold	25,438	$331,727

Shares issued
in connection
with reinvestment
of distributions	15,519	202,989

	40,957	534,716

Shares
repurchased	(50,722)	(663,785)

Net decrease	(9,765)	$(129,069)

Year ended 7/31/06:

Shares sold	50,583	$654,202

Shares issued
in connection
with reinvestment
of distributions	28,964	374,873

	79,547	1,029,075

Shares
repurchased	(155,671)	(2,014,506)

Net decrease	(76,124)	$(985,431)

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (“SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 6: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

The Putnam
family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund*	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund*

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund*	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund
Research Fund	Money Market Fund†
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds	Putnam RetirementReady® Funds
AMT-Free Insured Municipal Fund	Putnam RetirementReady Funds — ten
Tax Exempt Income Fund	investment portfolios that offer diversifica-
Tax Exempt Money Market Fund§	tion among stocks, bonds, and money
Tax-Free High Yield Fund	market instruments and adjust to become
more conservative over time based on a
State tax-free income funds:	target date for withdrawing assets.
Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,	The ten funds:
and Pennsylvania	Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Asset allocation funds	Putnam RetirementReady 2040 Fund
Income Strategies Fund	Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam Asset Allocation Funds — three	Putnam RetirementReady 2025 Fund
investment portfolios that spread your	Putnam RetirementReady 2020 Fund
money across a variety of stocks, bonds,	Putnam RetirementReady 2015 Fund
and money market investments.	Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund
The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Charles A. Ruys de Perez
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodians	Senior Vice President
Putnam Fiduciary Trust	and Treasurer	Judith Cohen
Company, State Street Bank		Vice President, Clerk and
and Trust Company	Steven D. Krichmar	Assistant Treasurer
Vice President and
Legal Counsel	Principal Financial Officer	Wanda M. McManus
Ropes & Gray LLP		Vice President, Senior Associate
	Janet C. Smith	Treasurer and Assistant Clerk
Trustees	Vice President, Principal
John A. Hill, Chairman	Accounting Officer and	Nancy E. Florek
Jameson Adkins Baxter,	Assistant Treasurer	Vice President, Assistant Clerk,
Vice Chairman		Assistant Treasurer and
Charles B. Curtis	Susan G. Malloy	Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley
Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA042 241683 3/07

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Effective January 1, 2007, the fund retained State Street Bank and Trust Company ("State Street") as its custodian. Putnam Fiduciary Trust Company, the fund's previous custodian, is managing the transfer of the fund's assets to State Street. This transfer is expected to be completed for all Putnam funds during the first half of 2007, with PFTC remaining as custodian with respect to fund assets until the assets are transferred. Also effective January 1, 2007, the fund's investment manager, Putnam

Investment Management, LLC entered into a Master Sub-Accounting Services Agreement with State Street, under which the investment manager has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Free Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: March 28, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 28, 2007